PILGRIM(sm)
---------------------------
FUNDS FOR SERIOUS INVESTORS



                                                                   Annual Report

                                                        Classes A, B, C, T and I
                                                               December 31, 1999


                                                               U.S. EQUITY FUNDS
                                                    Pilgrim Growth Opportunities
                                                    Pilgrim MidCap Opportunities
                                                  Pilgrim SmallCap Opportunities


                                                                    INCOME FUNDS
                                                   Pilgrim Government Securities
                                                          Pilgrim High Yield III


                                                            EQUITY & INCOME FUND
                                             Pilgrim Balance Sheet Opportunities
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Pilgrim
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Chairman's Message.........................................................    1
Portfolio Managers' Reports:
  U.S. Equity Funds .......................................................    2
  Income Funds.............................................................   10
  Equity & Income Fund ....................................................   12
Index Descriptions.........................................................   15
Report of Independent Accountants..........................................   16
Statements of Assets and Liabilities.......................................   18
Statements of Operations...................................................   22
Statements of Changes in Net Assets........................................   24
Financial Highlights ......................................................   26
Notes to Financial Statements..............................................   32
Portfolios of Investments..................................................   41
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Pilgrim
Funds
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                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

 Dear Shareholder:



We are pleased to present the Annual Report for the Pilgrim Funds and Pilgrim Equity Trust. On October 29, 1999, ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc.

Our fund family now has 32 funds of varying types which provide core investment choices for the serious investor. There are three U.S. Equity Funds, two Income Funds and one Equity & Income Fund included in this Annual Report. Seasoned investment professionals at Robert W. Stallings Pilgrim Advisors, Inc. manage all of the Funds.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.SM

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman
Pilgrim Advisors, Inc.
February 17, 2000

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM GROWTH OPPORTUNITIES FUND                               Manager's Report
--------------------------------------------------------------------------------

Portfolio  Management:  Mary  Lisanti,  Executive  Vice  President and Portfolio
Manager

Goal: The Growth Opportunities Fund seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: In the final quarter of the year, U.S. equities powered ahead using the same technology-driven formula responsible for some spectacular gains in 1999. The economy showed continued strength with third quarter GDP being revised upwards to 5.7%, but inflation remained subdued as the price index rose a modest 1.7%. The Federal Reserve resisted the temptation to raise rates for the fourth time this year, although there is an increased likelihood that rates will be raised again in February. Economic news continued to be encouraging as non-farm productivity showed its biggest increase since 1992, while consumer confidence reached its highest point since 1968.

Technology's impact on the overall market continues to strengthen, as the technology sector now accounts for more than a quarter of the S&P 500. However, the stock market's performance was broader in December than it has been in recent months. The exception to that broad strength was the financial sector, which was dragged down by rising bond yields. Healthcare stocks were mixed as large pharmaceuticals underperformed, but the biotechnology sector was exceptionally strong.

Outside of the technology-heavy NASDAQ Composite, small cap stocks were the star performers in the fourth quarter. For the quarter, the NASDAQ Composite soared 48.18%, while the Russell 2000 Index of small cap stocks gained 18.44%, setting a new record high. The broader market also performed well, as the S&P 500 rose 14.88% in the final quarter, while the S&P Midcap Index earned 17.19%. The Dow Jones Industrial Average tacked on an additional 11.22%, achieving another record high.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 93.25% compared to a 21.04% return for the S&P 500 Index for the same period.

Portfolio Specifics: While the Fund has been overweighted in technology, stock selection and careful attention to valuation drove performance higher in the fourth quarter. The themes that had the biggest impact on performance in the final quarter of 1999 were the "Ubiquitous Semiconductor," "Telecommunications Explosion," and "Managing the Information Age," while increased weightings in "Life on the Net" and the "Life Sciences Revolution" also enhanced returns.

The themes with the largest weightings in the Growth Opportunities Fund include "The Telecommunications Explosion," "The Ubiquitous Semiconductor", and "Life on the Net." Among the best performing stocks in the Fund during the fourth quarter were JDS Uniphase, Sapient, QUALCOMM, and Oracle.

Market Outlook: Looking out to the year 2000, we continue to see excellent opportunities for growth stocks. While it is unlikely that the market indices will repeat the spectacular performance of 1999, there are plenty of companies with attractive prospects at reasonable valuations. Thus, we believe that active managers will have the opportunity to outperform their benchmarks significantly in 2000 as market breadth improves from its recent narrow focus. Technology stocks should continue to lead the way as companies accelerate spending after restraining budgets in front of Y2K.

We expect the U.S. economic expansion to continue into 2000, forcing the Federal Reserve to continue to raise interest rates. Thus, we remain cautious towards interest rate sensitive stocks, especially financials. However, spending on communications networks should continue unabated as companies seek to realize cost reductions from using the Internet and information technology. The portfolio has focused on companies that provide the network infrastructure or those that help companies design and implement solutions for their businesses.

We believe the portfolio is well positioned in the current environment. We have focused on companies with very strong growth prospects and strong balance sheets that sell at reasonable multiples relative to their growth rates.

Portfolio
Manager's Report                               PILGRIM GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                                December 31
                             -------------------------------------------------------------------------------------
                              1989   1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
                              ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Pilgrim Growth Opportunities
 Fund Class A With Sales
 Charge (5)                  10,000  8,992  12,477  13,562  15,056  14,000  17,507  21,103  26,082  32,239  $62,303
Pilgrim Growth Opportunities
 Fund Class A Without Sales
 Charge (5)                  10,000  9,541  13,238  14,390  15,974  14,854  18,575  22,391  27,673  34,206   66,104

S&P 500 Index                10,000  9,689  12,635  13,596  14,963  15,160  20,850  25,634  34,183  43,951   53,198

                                 Average Annual Total Returns for the Periods Ended December 31, 1999
                                 --------------------------------------------------------------------
                                                                  Since Inception     Since Inception
                                                                of Class A, B and C     of Class I
                                 1 Year     5 Year    10 Year         6/5/95              3/31/97
                                 ------     ------    -------         ------              -------
      Including Sales Charge:
       Class A (1)               82.14%        --         --          33.48%                  --
       Class B (2)               86.84%        --         --          34.17%                  --
       Class C (3)               90.90%        --         --          34.34%                  --
       Class T (4)               87.72%     33.98%     20.05%            --                   --
       Class I                   93.87%        --         --             --                48.91%
      Excluding Sales Charge:
       Class A                   93.26%        --         --          35.21%                  --
       Class B                   91.84%        --         --          34.33%                  --
       Class C                   91.90%        --         --          34.34%                  --
       Class T                   91.72%     33.98%     20.05%            --                   --
       Class I                   93.87%        --         --             --                48.91%
      S&P 500 Index              21.04%     28.54%     18.19%         26.94%               29.16%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Growth Opportunities Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, impose no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4.00% for the 1 year return.

(5) The figures shown for 1996 to 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1989 to 1995 provide performance for Class T shares of the Fund revised to reflect expenses of Class A shares.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in IPO's which may significantly impact performance.

                See accompanying index descriptions on page 15.

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U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM MIDCAP OPPORTUNITIES FUND                               Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice President and Portfolio Manager; Jeffrey Bernstein, Portfolio Manager

Goal: The MidCap Opportunities Fund seeks long-term capital appreciation by investing primarily in the common stocks of mid-sized U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: In the final quarter of the year, U.S. equities powered ahead using the same technology-driven formula responsible for some spectacular gains in 1999. The economy showed continued strength with third quarter GDP being revised upwards to 5.7%, but inflation remained subdued as the price index rose a modest 1.7%. The Federal Reserve resisted the temptation to raise rates for the fourth time this year, although there is an increased likelihood that rates will be raised again in February. Economic news continued to be encouraging as non-farm productivity showed its biggest increase since 1992, while consumer confidence reached its highest point since 1968.

Technology's impact on the overall market continues to strengthen, as the technology sector now accounts for more than a quarter of the S&P 500. However, the stock market's performance was broader in December than it has been in recent months. The exception to that broad strength was the financial sector, which was dragged down by rising bond yields. Healthcare stocks were mixed as large pharmaceuticals underperformed, but the biotechnology sector was exceptionally strong.

Outside of the technology-heavy NASDAQ Composite, small cap stocks were the star performers in the fourth quarter. For the quarter, the NASDAQ Composite soared 48.18%, while the Russell 2000 Index of small cap stocks gained 18.44%, setting a new record high. The broader market also performed well, as the S&P 500 rose 14.88% in the final quarter, while the S&P Midcap Index earned 17.19%. The Dow Jones Industrial Average tacked on an additional 11.22%, achieving another record high.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 103.24% compared to a 14.70% return for the S&P Midcap 400 Index for the same period.

Portfolio Specifics: While the Fund has been overweight in technology, stock selection and careful attention to valuation drove performance higher in the fourth quarter. The themes that had the biggest impact on performance in the final quarter of 1999 were the "Ubiquitous Semiconductor," "Telecommunications Explosion," and "Managing the Information Age," while increased weightings in "Life on the Net" and the "Life Sciences Revolution" also enhanced returns.

Some of the individual stock positions that drove performance in the fourth quarter were Cephalon, Sapient, Lam Research, and Conexant Systems. The biggest themes in which the Fund is invested include "Managing the Information Age," "The Telecommunications Explosion," and "The Ubiquitous Semiconductor."

Market Outlook: Looking out to the year 2000, we continue to see excellent opportunities for growth stocks. While it is unlikely that the market indices will repeat the spectacular performance of 1999, there are plenty of companies with attractive prospects at reasonable valuations. Thus, we believe that active managers will have the opportunity to outperform their benchmarks significantly in 2000 as market breadth improves from its recent narrow focus. Technology stocks should continue to lead the way as companies accelerate spending after restraining budgets in front of Y2K.

We expect the U.S. economic expansion to continue into 2000, forcing the Federal Reserve to continue to raise interest rates. Thus, we remain cautious towards interest rate sensitive stocks, especially financials. However, spending on communications networks should continue unabated as companies seek to realize cost reductions from using the Internet and information technology. The portfolio has focused on companies that provide the network infrastructure or those that help companies design and implement solutions for their businesses.

We believe the portfolio is well positioned in the current environment. We have focused on companies with very strong growth prospects and strong balance sheets that sell at reasonable multiples relative to their growth rates.

Portfolio
Manager's Report                               PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------
                                          August 20,  December 31,  December 31,
                                             1998         1998         1999
                                             ----         ----         ----
Pilgrim MidCap Opportunities Fund
  Class A With Sales Charge                 10,000       12,215       24,826
Pilgrim MidCap Opportunities Fund
  Class A Without Sales Charge              10,000       12,960       26,340
S&P MidCap 400 Index                        10,000       14,042       16,106


                                            Average Annual Total Returns for the
                                              Periods Ended December 31, 1999
                                           -------------------------------------
                                                             Since Inception
                                                         of Class A, B, C and I
                                            1 Year               8/20/98
                                            ------               -------
      Including Sales Charge:
       Class A (1)                            91.56%              94.20%
       Class B (2)                            96.73%              99.54%
       Class C (3)                           100.16%             101.26%
       Class I                               103.19%             103.08%
      Excluding Sales Charge:
       Class A                               103.24%             102.78%
       Class B                               101.73%             101.79%
       Class C                               101.16%             101.26%
       Class I                               103.19%             103.08%
      S&P MidCap 400 Index                    14.70%              41.61%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim MidCap Opportunities Fund against the S&P MidCap 400 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in IPO's which may significantly impact performance. Securities of mid-size companies may be more susceptible to price savings than investments in larger companies.

                See accompanying index descriptions on page 15.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM SMALLCAP OPPORTUNITIES FUND                             Manager's Report
--------------------------------------------------------------------------------

Portfolio  Management:  Mary  Lisanti,  Executive  Vice  President and Portfolio
Manager

Goal: The SmallCap Opportunities Fund seeks capital appreciation by investing at least 65% of its total assets in the common stocks of smaller lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: In the final quarter of the year, U.S. equities powered ahead using the same technology-driven formula responsible for some spectacular gains in 1999. The economy showed continued strength with third quarter GDP being revised upwards to 5.7%, but inflation remain subdued as the price index rose a modest 1.7%. The Federal Reserve resisted the temptation to raise rates for the fourth time this year, although there is an increased likelihood that rates will be raised again in February. Economic news continued to be encouraging as non-farm productivity showed its biggest increase since 1992, while consumer confidence reached its highest point since 1968.

Technology's impact on the overall market continues to strengthen, as the technology sector now accounts for more than a quarter of the S&P 500. However, the stock market's performance was broader in December than it has been in recent months. The exception to that broad strength was the financial sector, which was dragged down by rising bond yields. Healthcare stocks were mixed as large pharmaceuticals underperformed, but the biotechnology sector was exceptionally strong.

Outside of the technology-heavy NASDAQ Composite, small cap stocks were the star performers in the fourth quarter. For the quarter, the NASDAQ Composite soared 48.18%, while the Russell 2000 Index of small cap stocks gained 18.44%, setting a new record high. The broader market also performed well, as the S&P 500 rose 14.88% in the final quarter, while the S&P Midcap Index earned 17.18%. The Dow Jones Industrial Average tacked on an additional 11.22%, achieving another record high.

Performance: For the one year ended December 31, 1999 the Fund's Class A shares, excluding sales charges, provided a total return of 146.94% compared to a 21.26% return for the Russell 2000 Index for the same period.

Portfolio Specifics: While the Fund has been overweight in technology, stock selection and careful attention to valuation drove performance higher in the fourth quarter. The themes that had the biggest impact on performance in the final quarter of 1999 were the "Ubiquitous Semiconductor," "Telecommunications Explosion," and "Managing the Information Age," while increased weightings in "Life on the Net" and the "Life Sciences Revolution" also enhanced returns.

Looking at specific positions, Bluestone Software, Liberate Technologies, Micromuse, and Abgenix were among the individual stocks with the biggest impact on performance. Our biggest weighted themes as of year end were "Managing the Information Age," "The Telecommunications Explosion," and "The Ubiquitous Semiconductor."

Market Outlook: Looking out to the year 2000, we continue to see excellent opportunities for growth stocks. While it is unlikely that the market indices will repeat the spectacular performance of 1999, there are plenty of companies with attractive prospects at reasonable valuations. Thus, we believe that active managers will have the opportunity to outperform their benchmarks significantly in 2000 as market breadth improves from its recent narrow focus. Technology stocks should continue to lead the way as companies accelerate spending after restraining budgets in front of Y2K.

We expect the U.S. economic expansion to continue into 2000, forcing the Federal Reserve to continue to raise interest rates. Thus, we remain cautious towards interest rate sensitive stocks, especially financials. However, spending on communications networks should continue unabated as companies seek to realize cost reductions from using the Internet and information technology. The portfolio has focused on companies that provide the network infrastructure or those that help companies design and implement solutions for their businesses.

We believe the portfolio is well positioned in the current environment. We have focused on companies with very strong growth prospects and strong balance sheets that sell at reasonable multiples relative to their growth rates.

Portfolio
Manager's Report                           PILGRIM SMALLCAP OPPORTUNITIES FUND *
--------------------------------------------------------------------------------

                                                                       December 31
                                ----------------------------------------------------------------------------------
                                1989    1990   1991    1992    1993    1994    1995    1996   1997     1998   1999
                                ----    ----   ----    ----    ----    ----    ----    ----   ----     ----   ----
Pilgrim SmallCap Opportunities
 Fund Class A With Sales
 Charge (5)                    10,000  8,654  13,666  15,742  19,018  18,218  20,402  24,107  27,709  29,812  73,617
Pilgrim SmallCap Opportunities
 Fund Class A Without Sales
 Charge (5)                    10,000  9,182  14,500  16,703  20,179  19,329  21,647  25,578  29,399  31,630  78,108
Russell 2000 Index             10,000  8,049  11,756  13,920  16,552  16,251  20,872  24,314  29,751  28,992  35,164

                                 Average Annual Total Returns for the Periods Ended December 31, 1999
                                 --------------------------------------------------------------------
                                                                  Since Inception     Since Inception
                                                                of Class A, B and C     of Class I
                                 1 Year     5 Year    10 Year         6/5/95              4/1/99
                                 ------     ------    -------         ------              ------
      Including Sales Charge:
       Class A (1)               132.73%        --         --         34.05%                  --
       Class B (2)               140.24%        --         --         34.71%                  --
       Class C (3)               144.12%        --         --         34.83%                  --
       Class T (4)               141.51%     31.45%     22.11%           --                   --
       Class I                       --         --         --            --               126.05%
      Excluding Sales Charge:
       Class A                   146.94%        --         --         35.79%                  --
       Class B                   145.24%        --         --         34.86%                  --
       Class C                   145.12%        --         --         34.83%                  --
       Class T                   145.51%     31.45%     22.11%           --                   --
       Class I                       --         --         --            --               126.05%
      Russell 2000 Index          21.26%     16.69%     13.40%        16.24%               28.21%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim SmallCap Opportunities Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4.00% for the 1 year return.

(5) The figures shown for the years 1996 to 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1989 to 1995 provide performance for Class T shares of the Fund revised to reflect expenses of Class A shares.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. This Fund may invest in IPO's which may significantly impact performance.

* The Fund will close to new investors and new exchanges after February 29, 2000. Pilgrim reserves the right to close the Fund to new investors earlier than that date if it determines that the Fund Manager's ability to invest is being adversly affected by inflows.

                See accompanying index descriptions on page 15.

-----------
U.S. Equity
Funds
-----------

                                                                       Portfolio
PILGRIM GOVERNMENT SECURITIES FUND                              Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Robert K. Kinsey, Vice President and Senior Portfolio Manager

Goals:   The   Government   Securities   Fund  seeks  high  current  income  and
conservation of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

Bond Market Overview: 1999 was a tough year for bonds by any measure: the thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The summer months witnessed a spread rout nearly as bad as 1998's debacle. Liquidity returned to the investment grade arena with a vengeance during the fourth quarter. Spreads tightened across the board as managers re-discovered an appetite for risk, and mortgages posted healthy relative returns. However, a very robust domestic economy and Fed tightenings pushed rates higher. By mid December Y2K concern drained liquidity from the bond market as both the buy-side and the sell-side shifted into hibernation.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, declined -1.99% compared to the Lehman Brothers Intermediate U.S. Government Index which returned 0.49% for the same period.

Portfolio  Specifics:   The  Fund's  duration  was  shorter  than  many  of  our
competitors during a period of rising rates. The Fund continues to be concentrated in mortgage backed securities; however, we have added FNMA bonds collateralized by multi-family properties and non-callable agencies at compelling levels. We also increased the diversity of our coupon and the diversity of year of mortgage origination.

Market Outlook: We are poised to shorten our duration with the onset of the new year as we anticipate further central bank tightening here and abroad in 2000. The fund continues to offer a handsome yield advantage over Treasuries. Following a more conservative tack, our ongoing strategy is to provide the best dividend possible within the context of the market and with few if any negative surprises. Given the fact that mortgage backed securities offer only fair value, we will continue to exploit market inefficiencies in the multi-family sector of the government market while avoiding large duration bets.

Portfolio
Manager's Report                              PILGRIM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                                    December 31
                                ------------------------------------------------------------------------------------
                                1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
                                ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Pilgrim Government Securities
 Fund Class A Without Sales
 Charge (5)                    10,000  10,992  12,650  13,930  16,553  14,985  18,469  18,574  19,960  21,012  20,594
Lehman Intermediate Government
 Index                         10,000  10,956  12,502  13,368  14,460  14,207  16,255  16,915  18,220  19,767  19,864


                                     Average Annual Total Returns for the Periods Ended
                                                     December 31, 1999
                                     --------------------------------------------------
                                                                      Since Inception
                                                                    of Class A, B and C
                                     1 Year     5 Year    10 Year         6/5/95
                                     ------     ------    -------         ------
      Including Sales Charge:
       Class A (1)                   -6.66%        --        --           3.53%
       Class B (2)                   -7.43%        --        --           3.53%
       Class C (3)                   -3.86%        --        --           3.82%
       Class T (4)                   -6.27%     6.21%     7.04%              --
      Excluding Sales Charge:
       Class A                       -1.99%        --        --           4.63%
       Class B                       -2.87%        --        --           3.88%
       Class C                       -2.95%        --        --           3.82%
       Class T                       -2.62%     6.21%     7.04%              --
      Lehman Brothers Intermediate
        U.S. Government Index         0.49%     6.93%     7.10%           5.72%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Government Securities Fund against the Lehman Brothers
Intermediate U.S. Government Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4.00% for the 1 year return.

(5) The figures shown for 1996 to 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1989 to 1995 provide performance for Class T shares of the Fund, revised to reflect expenses of Class A.

Principal Risk Factor(s): Exposure to financial, market, and interest rate risks and prepayment risk on mortgage-related securities. Fluctuation in the value of the Fund's shares can be expected in response to changes in interest rates. The value of an investment in the Fund is not insured or guaranteed and will fluctuate.

                See accompanying index descriptions on page 15.

------
Income
Funds
------

                                                                       Portfolio
PILGRIM HIGH YIELD FUND III                                     Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Kevin Mathews, Senior Vice President and Senior Portfolio Manager

Goals: The High Yield Fund III seeks high current income by investing in high yield debt securities.

Market Overview: It was the best of times, it was the worst of times. For the 12-month period ended December 31, 1999, the economy showed strong growth and subdued inflation. The fixed income markets, however, experienced upward trending interest rates throughout the year. The Federal Open Market Committee
(FOMC) stepped in during the second half of the year by raising the Federal Funds Rate from 4.75% to 5.50%. The FOMC acted on the perception that economic growth was too strong and that if left unchecked, it would ultimately result in rising inflation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads tightened reflecting high yield bonds' low interest rate sensitivity.

High yield managers were rewarded for being risk adverse in 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C Index underperformed the Single-B Index by 7.8% for the 12 months ended December 31, 1999.

A total of 383 new issues came to the market in 1999, representing $95 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's record setting pace. Even though issuance was down, 1999 was still the third highest calendar year for new issue volume.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, declined -4.87% compared to the Lehman Brothers High Yield Bond Index which returned 2.39% for the same period.

Portfolio Specifics: The Fund held overweighted positions in the Communications and Cable/Direct Broadcast Satellite sectors which helped performance for the year. Underperforming issues in the Healthcare sector as well as the Fund's heavy weighting in Double-B rated issues adversely impacted returns for the year. As interest rates rose in 1999, spread sensitive Double-B issues underperformed Single-B credits. Overall, the Fund's management feels the credit quality of the portfolio is good and positioned for outperformance in 2000.

Portfolio cash levels have been maintained at higher levels than normal to meet the mutual fund redemption activity that is present in today's high yield market. The Fund's management expects that this activity will subside in 2000, as the current value in the high yield market is recognized by investors. Fund underweighting of emerging market and foreign issues, while helping performance in past periods, hurt performance in the current period as these markets rebounded significantly.

Market Outlook: The FOMC has worked diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

Portfolio
Manager's Report                                     PILGRIM HIGH YIELD FUND III
--------------------------------------------------------------------------------

                                                                         December 31
                                   -----------------------------------------------------------------------------------
                                   1989   1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
                                   ----   ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Pilgrim High Yield Fund III
 Class A With Sales Charge (5)    10,000  8,169  11,995  15,345  18,297  17,963  20,488  23,508  26,134  26,722  25,420
Pilgrim High Yield Fund III
 Class A Without Sales Charge (5) 10,000  8,576  12,593  16,110  19,210  18,858  21,510  24,680  27,437  28,054  26,688
Lehman Brothers High Yield
 Bond Index                       10,000 10,959  16,021  18,544  21,717  21,498  25,619  28,527  32,170  32,771  33,554

                                      Average Annual Total Returns for the Periods Ended
                                                        December 31, 1999
                                    --------------------------------------------------------
                                                                           Since Inception
                                                                         of Class A, B and C
                                     1 Year      5 Year      10 Year           6/5/95
                                     ------      ------      -------           ------
      Including Sales Charge:
       Class A (1)                   -9.44%         --           --            4.65%
       Class B (2)                   -9.50%         --           --            4.76%
       Class C (3)                   -6.17%         --           --            5.07%
       Class T (4)                   -8.27%      6.94%        10.01%              --
      Excluding Sales Charge:
       Class A                       -4.87%         --           --            5.76%
       Class B                       -5.18%         --           --            5.07%
       Class C                       -5.31%         --           --            5.07%
       Class T                       -4.82%      6.94%        10.01%              --
      Lehman Brothers High Yield
        Bond Index                    2.39%      9.31%        10.72%            7.57%(6)

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim High Yield Fund III against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the Class T sales charge of 4.00% for the 1 year return.

(5) The figures shown for the years 1996 to 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1989 to 1995 provide performance for Class T shares of the Fund revised to reflect expenses of Class A.

(6) Since inception index from 5/31/95.

Principal Risk Factor(s): Exposure to financial and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 15.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM BALANCE SHEET OPPORTUNITIES FUND                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Robert K. Kinsey, Vice President and Senior Portfolio Manager; Kevin Mathews, Senior Vice President and Senior Portfolio Manager; G. David Underwood, Vice President and Senior Portfolio Manager; Charles Ullerich, Vice President and Portfolio Manager.

Goals: The Balance Sheet Opportunities Fund seeks income with a secondary objective of capital appreciation by investing primarily in domestic debt and equity securities.

Equity Market Overview: For the year ended December 31, 1999, the U.S. equity market was characterized by:

   *  A  narrow  advance  of  primarily   large-capitalization   technology  and
      telecommunications stocks

   *  Continued outperformance of growth stocks versus value stocks

   * Outperformance of large-capitalization stocks versus mid-cap and most small capitalization stocks

The year just ended marked the fifth year in row of 20% plus returns for the broad market. This masks a market buffeted by concerns about rising inflation and higher interest rates, yet supported by accelerating earnings growth. Market returns at the end of the year suggest that it moved sideways since mid year.

That a global recession did not develop out of the prior year's financial crisis in Asia, Latin America and Europe buoyed investor sentiment in 1999. U.S. economic growth remained strong and evidence continued to emerge that the overseas economies were on the mend. The broad market S&P 500 Index set a new peak in July before surrendering half of its gains over the balance of the third quarter. Interest rates began to rise due to inflation worries brought on by the surprisingly strong U.S. economy and the resuscitating global economies, dampening some of the equity market optimism. The S&P 500 recovered to new highs in the fourth quarter, with the Index led by a select group of technology and telecommunications stocks, registering particularly strong gains in October and December.

As inflation worries prompted the Federal Reserve to notch interest rates upward, investors sought the perceived safety of a small group of mostly technology/growth stocks. Only five of the twelve market sectors had positive returns in the last six months: Technology, Conglomerates, Communication Services, Consumer Cyclicals and Basic Industries; only Technology, Conglomerates and Communication Services outperformed the Index. For the year, 25 stocks accounted for the entire gain of the S&P 500.

Bond Market Overview: 1999 was a tough year for bonds by any measure: The summer months witnessed a credit spread rout nearly as bad as 1998's debacle.

However, liquidity returned to the investment grade fixed income arena with a vengeance during the fourth quarter. Spreads tightened across the board as managers re-discovered an appetite for risk. Yet, a very robust domestic economy and Fed tightenings pushed rates higher. By mid December Y2K nervosa drained liquidity from the bond market as both the buy-side and the sell-side shifted into hibernation.

At the end of 1999, fixed income managers stepped back to assess the damage. The thirty year Treasury posted its worst return since 1974 while the Lehman Aggregate Index experienced returns nearly as bad as 1994. The high yield market, in contrast, escaped the year in better shape. High yield spreads tightened reflecting high yield's low interest rate sensitivity.

High yield managers were rewarded for being risk adverse in 1999 as high yield defaults increased. Defaults were driven by company specific issues and did not reflect upon the overall health of the high yield market. The Merrill Lynch Triple-C/Double-C/Single-C index underperformed the Single-B index by 7.8% for the twelve months ended December 31, 1999.

A total of 383 new issues came to the market in 1999, representing $95 billion dollars. Outflows from mutual funds caused high yield demand and issuance to be below last year's record setting pace. Even though issuance was down, 1999 was still the third highest calendar year for new issue volume.

Portfolio Specifics: The Fund's equities enjoyed very strong appreciation for the entire year and particularly in the fourth quarter. Sizeable holdings in Media and Telecommunications contributed most of the performance.

The duration of the fixed income component of the fund remained short of the Lehman Aggregate Index up until

Portfolio
Manager's Report                        PILGRIM BALANCE SHEET OPPORTUNITIES FUND
--------------------------------------------------------------------------------

December at which time we adopted a neutral stance. As a rule the last few weeks of any given year are a perilous time to stray too far away from a benchmark's duration. We exploited the year-end drought in investment grade liquidity by adding CMBS, some puttable paper, and other corporate paper at compelling levels.

In the high yield portion of the Fund we continue to look for smaller positions to eliminate and consolidate with existing holdings. The focus of the high yield portfolio has been on the Communications sector, and secondarily on Media and Energy credits. To make room for an investment grade allocation in the Fund, high yield issues are being sold. To accomplish this, sell candidates are being picked from the more problematic which we believe have limited upside. The average credit rating of the Fund is Single-B, which we are comfortable with given our belief that the economy will continue to grow without overheating, and that inflation will remain subdued. In the growth sector of high yield we feel the Communications industry represents the best value. Our efforts in the coming months will be focused on those issuers that will benefit from the continuing demand for increased bandwidth. The high yield portion of the Fund will continue to be fully invested as the market looks attractively priced.

Performance: For the one year ended December 31, 1999, the Fund's Class A shares, excluding sales charges, provided a total return of 12.35% compared to 8.98% for the Lipper Balanced Fund Index.

Market Outlook: Though challenged more by interest rates the broadening market is conducive for equity investment. The global economies are rebounding with benign inflation, stimulating profitability and revenue growth for a wider assortment of companies. This should gather momentum now that concerns over the transition into the new Millennium are history.

With regard to the fixed income component, we are poised to shorten our duration with the onset of the new year as we anticipate further central bank tightening here and abroad in 2000. The high grade portion of the fund is heavily overweighted in spread product and we have added less-liquid, lower quality names in anticipation of their outperformance in the first quarter of 2000. Mortgage Backed Securities appear to only offer fair value at this juncture, and we are close to neutral to the Lehman Aggregate Index vis a vis this sector.

The FOMC has worked diligently to maintain steady, non-inflationary growth. In another month, the U.S. economy will surpass the 106 month record for the longest economic expansion ever. There is a high probability that the FOMC will raise the Federal Funds rate further in the first half of 2000. The purpose of the increase(s) will be to moderate economic growth and to prevent any rise in inflation. If the FOMC has continued success in maintaining non-inflationary growth, interest rates should stabilize. An environment of stable interest rates and moderate inflation should prove positive for high yield bonds.

------------
Equity &
Income Funds
------------

                                                                       Portfolio
PILGRIM BALANCE SHEET OPPORTUNITIES FUND                        Manager's Report
--------------------------------------------------------------------------------

                                                                  December 31
                              ------------------------------------------------------------------------------------
                              1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
                              ----    ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
Pilgrim Balance Sheet
 Opportunities Fund Class A
 With Sales Charge (5)       10,000   9,541  11,604  12,591  14,421  13,717  17,223  19,038  23,666  24,895  27,967
Pilgrim Balance Sheet
 Opportunities Fund Class A
 Without Sales Charge (5)    10,000  10,123  12,312  13,359  15,300  14,554  18,274  20,200  25,110  26,414  29,673
Lipper Balanced Fund Index   10,000  10,066  12,665  13,610  15,237  14,925  18,639  21,072  25,349  29,173  31,792


                                    Average Annual Total Returns for the Periods Ended
                                                      December 31, 1999
                                    --------------------------------------------------
                                                                     Since Inception
                                                                   of Class A, B and C
                                    1 Year    5 Year    10 Year          6/5/95
                                    ------    ------    -------          ------
      Including Sales Charge:
       Class A (1)                   5.91%       --         --           12.52%
       Class B (2)                   6.64%       --         --           12.86%
       Class C (3)                  10.21%       --         --           13.09%
       Class T (4)                   7.27%    14.66%     10.94%             --
      Excluding Sales Charge:
       Class A                      12.34%       --         --           13.99%
       Class B                      11.17%       --         --           13.11%
       Class C                      11.12%       --         --           13.09%
       Class T                      10.88%    14.66%     10.94%             --
      Lipper Balanced Fund Index     8.98%    16.33%     12.26%          15.22%

Based on a $10,000 initial investment, the graph above illustrates the total return of Pilgrim Balance Sheet Opportunities Fund against the Lipper Balanced Fund Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Reflects deduction of the deferred Class T sales charge of 4.00% for the 1 year return.

(5) The figures shown for the years 1996 to 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1989 to 1995 provide performance for Class T shares of the Fund revised to reflect expenses of Class A shares.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. Credit, interest rate and other risks that accompany debt investments. The Fund may invest up to 20% of its total assets in foreign issuers. International investing does pose special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic.

                See accompanying index descriptions on page 15.

-------
Pilgrim
Funds
-------

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks.

The Lehman Government/Corporate Bond Index is an unmanaged index of government bonds and corporate bonds rated Baa3 or better.

The Russell MidCap Growth Index is an unmanaged index consisting of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small companies.

The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market-value weighted.

The S&P MidCap Index is an unmanaged index that measures the performance of 800 smaller companies.

The S&P Mid Cap 400 Index is an unmanaged index which measures the performance of the mid-size company segment of the U.S. market.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

The MSCI EAFE Index is an unmanaged index consisting of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Europe Index is an unmanaged index designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

The MSCI Japan Index is an unmanaged index that measures the performance of the Japanese stock market.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The Lehman Brothers Intermediate U.S. Government Index is an unmanaged index comprised of securities granted by the U.S. Government, its agencies and instrumentalities with maturities less than ten years.

The Lipper Balanced Fund Index is an unmanaged index consisting of the performance of a group of 421 and 200 balanced funds for the 1 and 5 year periods as tracked by Lipper Analytical Services, Inc.

The Merrill Lynch Triple-C/Double-C/Single-C Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

The Merrill Lynch Single-B Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

                An investor cannot invest directly in an index.

-------
Pilgrim
Funds
-------

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Pilgrim Funds and Pilgrim Equity Trust:

In our opinion the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Pilgrim Funds (formerly
Northstar Funds), comprising Pilgrim Growth Opportunities Fund (formerly Northstar Growth Fund), Pilgrim SmallCap Opportunities Fund (formerly Northstar Special Fund), Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund), Pilgrim High Yield Fund III (formerly Northstar High Yield
Fund), Pilgrim Balance Sheet Opportunities Fund (formerly Northstar Balance Sheet Opportunities Fund), and Pilgrim Equity Trust (formerly Northstar Equity Trust), comprising Pilgrim MidCap Opportunities (formerly Northstar Mid-Cap Growth Fund) (collectively, the "Funds") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers, LLP


New York, New York
February 17, 2000

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

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Pilgrim
Funds
-------

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999
--------------------------------------------------------------------------------

                                                         Pilgrim          Pilgrim         Pilgrim
                                                         Growth           MidCap          SmallCap
                                                      Opportunities    Opportunities    Opportunities
                                                      -------------    -------------    -------------
ASSETS:
Investments in securities, at market value
 (cost $260,839,113, $47,014,938, and $267,788,513,
 respectively)                                          $415,168,726     $79,799,105     $456,615,209
Repurchase agreements                                     13,092,000       7,230,000       57,142,000
Cash                                                           1,608             901              474
Receivable for investments sold                            8,163,411             --           801,973
Receivable for shares of beneficial interest sold          6,509,729         797,555        9,977,392
Dividends and interest receivable                            134,136           8,156            5,577
Prepaid expenses                                               5,034           8,629            5,301
                                                        ------------     -----------     ------------
  Total Assets                                           443,074,644      87,844,346      524,547,926
                                                        ------------     -----------     ------------
LIABILITIES:
Payable for investments purchased                         15,076,861         643,446       28,061,906
Investment advisory fee payable                              236,893          65,480          267,570
Payable for shares of beneficial interest reacquired         104,898          10,355        1,387,588
Distribution fees payable                                    153,207           9,477          294,991
Administrative service fees payable                           31,586           6,548           35,676
Transfer agent fees payable                                   50,704           5,508           98,495
Accrued expenses                                             124,989          46,736          132,720
                                                        ------------     -----------     ------------
  Total Liabilities                                       15,779,138         787,550       30,278,946
                                                        ------------     -----------     ------------
NET ASSETS                                              $427,295,506     $87,056,796     $494,268,980
                                                        ============     ===========     ============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial interest,
  $0.01 par value outstanding (unlimited shares
  authorized)                                           $264,923,363     $50,001,167     $210,113,531
 Accumulated net realized gain on investments              8,042,530       4,271,462       95,328,753
 Net unrealized appreciation of investments              154,329,613      32,784,167      188,826,696
                                                        ------------     -----------     ------------
 Net Assets                                             $427,295,506     $87,056,796     $494,268,980
                                                        ============     ===========     ============

-------
Pilgrim
Funds
-------

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999
--------------------------------------------------------------------------------

                                                        Pilgrim          Pilgrim          Pilgrim
                                                        Growth           MidCap           SmallCap
                                                     Opportunities    Opportunities    Opportunities
                                                     -------------    -------------    -------------
Class A:
 Net Assets                                           $101,259,726      $ 6,290,928     $123,377,174
 Shares outstanding                                      3,052,585          295,553        2,078,674
 Net asset value and redemption value per share
  (net assets/shares outstanding)                     $      33.17      $     21.29     $      59.35
 Maximum offering price per share (net asset value
  plus sales charge of 5.75% of offering price)       $      35.19      $     22.59     $      62.97
Class B:
 Net Assets                                           $ 88,304,648      $ 8,251,594     $264,676,557
 Shares outstanding                                      2,785,685          390,615        4,638,948
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                     $      31.70      $     21.12     $      57.06
Class C:
 Net Assets                                           $ 21,006,337      $ 4,560,020     $ 72,580,981
 Shares outstanding                                        661,572          216,879        1,273,871
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                     $      31.75      $     21.03     $      56.98
Class T:
 Net Assets                                           $ 83,772,339              N/A     $ 33,633,983
 Shares outstanding                                      2,623,661              N/A          586,083
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                     $      31.93              N/A     $      57.39
Class I:
 Net Assets                                           $132,952,456      $67,954,254     $        285
 Shares outstanding                                      3,937,682        3,184,685                5
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                     $      33.76      $     21.34     $      59.54(2)

(1) Redemption price per share varies with length of time Class B, C, and T, shares are held.

(2) Actual net asset value differs from calculated net asset value due to rounding.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999
--------------------------------------------------------------------------------

                                                                Pilgrim        Pilgrim         Pilgrim
                                                              Government     High Yield     Balance Sheet
                                                              Securities         III        Opportunities
                                                              ----------    ------------    -------------
ASSETS:
Investments in securities, at value (cost $90,077,891
 and $178,383,543, $35,089,937, respectively)                $ 87,496,887   $159,932,206     $36,839,652
Repurchase agreements                                             863,000     12,777,000         950,000
Cash                                                                  611             18             340
Receivable for shares of beneficial interest sold                  85,198        393,949         134,522
Dividends and interest receivable                                 499,099      4,223,469         276,296
Prepaid expenses                                                    7,340          6,606           5,553
                                                             ------------   ------------     -----------
  Total Assets                                                 88,952,135    177,333,248      38,206,363
                                                             ------------   ------------     -----------
LIABILITIES:
Payable for investments purchased                                     --         153,312         385,908
Investment advisory fee payable                                    38,517         94,051          21,175
Payable for shares of beneficial interest reacquired              147,444        516,022         210,138
Distribution fees payable                                          49,154        128,021          18,692
Administrative service fees payable                                 7,703         15,675           3,258
Transfer agent fee payable                                         21,341         50,109           9,382
Accrued expenses                                                   61,950         74,839          38,651
                                                             ------------   ------------     -----------
  Total Liabilities                                               326,109      1,032,029         687,204
                                                             ------------   ------------     -----------
NET ASSETS                                                   $ 88,626,026   $176,301,219     $37,519,159
                                                             ============   ============     ===========
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial interest, $0.01
  par value outstanding (unlimited shares authorized)        $116,261,131   $229,522,788     $32,888,258
 Overdistributed net investment income                                --             --         (125,605)
 Accumulated net realized gain (loss) on investments and
  options                                                     (25,054,101)   (34,770,232)      3,006,791
 Net unrealized appreciation (depreciation) of investments     (2,581,004)   (18,451,337)      1,749,715
                                                             ------------   ------------     -----------
 Net Assets                                                  $ 88,626,026   $176,301,219     $37,519,159
                                                             ============   ============     ===========

-------
Pilgrim
Funds
-------

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 1999
--------------------------------------------------------------------------------

                                                      Pilgrim        Pilgrim         Pilgrim
                                                     Government     High Yield    Balance Sheet
                                                     Securities        III        Opportunities
                                                     ----------     ----------    -------------
Class A:
 Net Assets                                         $25,000,193    $19,267,309      $15,741,067
 Shares outstanding                                   2,915,116      2,628,345        1,399,191
 Net asset value and redemption value per share
  (net assets/shares outstanding)                   $      8.58    $      7.33      $     11.25
 Maximum offering price per share (net asset value
  plus sales charge of 4.75% of offering price)     $      9.01    $      7.70      $     11.81
Class B:
 Net Assets                                         $26,296,776    $94,776,441      $ 4,939,099
 Shares outstanding                                   3,066,581     12,899,467          443,938
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                   $      8.58    $      7.35      $     11.13
Class C:
 Net Assets                                         $ 2,036,981    $12,240,354      $   510,909
 Shares outstanding                                     237,896      1,664,852           45,776
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                   $      8.56    $      7.35      $     11.16
Class T:
 Net Assets                                         $35,292,076    $50,017,115      $16,328,084
 Shares outstanding                                   4,118,257      6,801,711        1,460,162
 Net asset value and offering price per share(1)
  (net assets/shares outstanding)                   $      8.57    $      7.35      $     11.18

(1) Redemption price per share varies with length of time Class B, C, and T, shares are held.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

         STATEMENTS OF OPERATIONS for the year ended December 31, 1999
--------------------------------------------------------------------------------

                                                          Pilgrim         Pilgrim         Pilgrim
                                                          Growth          MidCap         SmallCap
                                                       Opportunities   Opportunities   Opportunities
                                                       -------------   -------------   -------------
INVESTMENT INCOME:
Dividends, (net of withholding tax of
 $1,095, $565, and $2,144, respectively)                $    717,188    $    86,701     $    121,767
Interest                                                     264,269         97,057          276,791
Other                                                            --             --           150,488
                                                        ------------    -----------     ------------
Total investment income                                      981,457        183,758          549,046
                                                        ------------    -----------     ------------
EXPENSES:
Investment advisory fees                                   1,865,457        483,746        1,915,854
Distribution fees:
 Class A                                                     136,201          6,005          165,386
 Class B                                                     304,982         13,229        1,451,513
 Class C                                                      40,985          7,276          345,392
 Class T                                                     584,136         N/A             195,964
Transfer agent fees and expenses
 Class A                                                      50,716          3,323           78,935
 Class B                                                      38,149          1,555          225,244
 Class C                                                       5,017            933           65,193
 Class T                                                      70,387         N/A              24,486
 Class I                                                      33,063         27,839              --
Administrative service fees                                  248,728         48,903          255,447
Accounting and custodian fees                                 91,462         37,992           96,519
Printing and postage                                          49,337         26,460           80,535
Registration fees                                             66,099         26,504           35,339
Professional fees                                             25,931         18,372           26,572
Trustee fees                                                  11,469          8,743           12,406
Miscellaneous                                                 56,072          6,762          108,031
                                                        ------------    -----------     ------------
  Total expenses                                           3,678,191        717,642        5,082,816
                                                        ------------    -----------     ------------
     Net investment loss                                  (2,696,734)      (533,884)      (4,533,770)
                                                        ------------    -----------     ------------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments                         99,757,033     15,933,086      148,711,313
 Net change in unrealized appreciation of investments     83,704,065     23,414,702      125,857,120
                                                        ------------    -----------     ------------
  Net realized and unrealized gain from investments      183,461,098     39,347,788      274,568,433
                                                        ------------    -----------     ------------
     NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                   $180,764,364    $38,813,904     $270,034,663
                                                        ============    ===========     ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

         STATEMENTS  OF OPERATIONS for the year ended December 31, 1999
--------------------------------------------------------------------------------

                                                           Pilgrim         Pilgrim           Pilgrim
                                                         Government       High Yield      Balance Sheet
                                                         Securities          III          Opportunities
                                                         ----------       ----------      -------------
INVESTMENT INCOME:
Dividends (net of withholding tax of
 $0, $0, and $1,772 respectively)                       $          0    $     369,026    $   333,302
Interest                                                   7,008,772       21,821,598      1,334,819
Other                                                          1,042          361,118         21,875
                                                        ------------    -------------    -----------
Total investment income                                    7,009,814       22,551,742      1,689,996
                                                        ------------    -------------    -----------
EXPENSES:
Investment advisory fees                                     650,693        1,449,081        277,337
Distribution fees:
 Class A                                                      87,689           79,426         52,608
 Class B                                                     271,897        1,234,999         50,665
 Class C                                                      22,904          207,291          6,332
 Class T                                                     268,910          460,260        145,736
Transfer agent fees and expenses:
 Class A                                                      38,336           34,347         21,810
 Class B                                                      38,291          185,203          6,452
 Class C                                                       4,494           32,244            742
 Class T                                                      48,351           84,488         21,720
Administrative service fees                                  100,081          241,514         42,667
Accounting and custodian fees                                 42,737           78,366         27,084
Printing and postage                                          26,285           54,637         27,529
Registration fees                                             35,105           46,925         38,499
Professional fees                                             23,217           30,649         20,106
Trustee fees                                                   9,875           13,131         10,874
Miscellaneous                                                 44,269          134,273         21,899
                                                        ------------    -------------    -----------
                                                           1,713,134        4,366,834        772,060
Less expenses waived by investment advisor                  (150,290)             --             --
                                                        ------------    -------------    -----------
  Total expenses                                           1,562,844        4,366,834        772,060
                                                        ------------    -------------    -----------
     Net investment income                                 5,446,970       18,184,908        917,936
                                                        ------------    -------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments and options      (5,735,085)     (24,263,040)     7,892,365
 Net change in unrealized depreciation of investments     (2,391,265)      (4,479,868)    (4,161,813)
                                                        ------------    -------------    -----------
  Net realized and unrealized gain (loss) on
    investments and options                               (8,126,350)     (28,742,908)     3,730,552
                                                        ------------    -------------    -----------
    Net increase (decrease) in net assets resulting
     from operations                                    $ (2,679,380)   $ (10,558,000)   $ 4,648,488
                                                        ============    =============    ===========

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   Pilgrim Growth Opportunities
                                                 -------------------------------
                                                           Year Ended
                                                          December 31,
                                                 -------------------------------
                                                      1999              1998
                                                 -------------    -------------
FROM OPERATIONS:
Net investment loss                              $  (2,696,734)   $  (1,120,133)
Net realized gain (loss) on investments             99,757,033       18,594,642
Net change in unrealized appreciation of
 investments                                        83,704,065       21,162,015
                                                 -------------    -------------
Net increase in net assets resulting from
 operations                                        180,764,364       38,636,524
                                                 -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investments                (103,343,720)      (1,668,413)
                                                 -------------    -------------
Total distributions                               (103,343,720)      (1,668,413)
                                                 -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares                  138,399,126       31,785,017
 Net asset value of shares resulting from
  dividend reinvestment                             94,714,507        1,580,911
                                                 -------------    -------------
                                                   233,113,633       33,365,928
 Cost of shares redeemed                           (64,957,986)     (95,119,227)
                                                 -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions         168,155,647      (61,753,299)
                                                 -------------    -------------
Net increase (decrease) in net assets              245,576,291      (24,785,188)
NET ASSETS:
Beginning of year                                  181,719,215      206,504,403
                                                 -------------    -------------
End of year                                      $ 427,295,506    $ 181,719,215
                                                 =============    =============

                                                  Pilgrim MidCap Opportunities     Pilgrim SmallCap Opportunities
                                                  -----------------------------    ------------------------------
                                                           Year Ended                        Year Ended
                                                          December 31,                      December 31,
                                                  -----------------------------    ------------------------------
                                                      1999            1998             1999             1998
                                                  ------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment loss                               $   (533,884)   $     (53,072)   $  (4,533,770)   $  (3,424,661)
Net realized gain (loss) on investments             15,933,086         (699,683)     148,711,313          188,400
Net change in unrealized appreciation of
 investments                                        23,414,702        9,369,465      125,857,120       15,766,212
                                                  ------------    -------------    -------------    -------------
Net increase in net assets resulting from
 operations                                         38,813,904        8,616,710      270,034,663       12,529,951
                                                  ------------    -------------    -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain from investments                 (10,428,057)              --      (49,037,189)      (5,802,323)
                                                  ------------    -------------    -------------    -------------
Total distributions                                (10,428,057)              --      (49,037,189)      (5,802,323)
                                                  ------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares                   15,834,997       25,619,790      120,520,056       33,890,066
 Net asset value of shares resulting from
  dividend reinvestment                             10,198,746               --       33,630,861        3,873,664
                                                  ------------    -------------    -------------    -------------
                                                    26,033,743       25,619,790      154,150,917       37,763,730
 Cost of shares redeemed                            (1,640,736)         (58,558)     (98,356,454)    (158,949,921)
                                                  ------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting
 from capital share transactions                    24,393,007       25,561,232       55,794,463     (121,186,191)
                                                  ------------    -------------    -------------    -------------
Net increase (decrease) in net assets               52,778,854       34,177,942      276,791,937     (114,458,563)
NET ASSETS:
Beginning of year                                   34,277,942          100,000      217,477,043      331,935,606
                                                  ------------    -------------    -------------    -------------
End of year                                       $ 87,056,796    $  34,277,942    $ 494,268,980    $ 217,477,043
                                                  ============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  Pilgrim Government Securities
                                                 -------------------------------
                                                            Year Ended
                                                           December 31,
                                                 -------------------------------
                                                     1999             1998
                                                 -------------    -------------
FROM OPERATIONS:
Net investment income                            $   5,446,970    $   6,353,051
Net realized gain (loss) on investments and
 options                                            (5,735,085)       1,148,452
Net change in unrealized depreciation of
 investments                                        (2,391,265)      (2,577,076)
                                                 -------------    -------------
 Net increase (decrease) in net assets
  resulting from operations                         (2,679,380)       4,924,427
                                                 -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
  Class A                                           (1,663,323)      (1,282,796)
  Class B                                           (1,352,890)      (1,167,904)
  Class C                                             (113,529)        (120,375)
  Class T                                           (2,265,067)      (4,184,993)
 Return of Capital
  Class A                                             (324,254)              --
  Class B                                             (338,204)              --
  Class C                                              (24,837)              --
  Class T                                             (455,551)              --
 Net realized gain from investments                         --               --
                                                 -------------    -------------
Total distributions                                 (6,537,655)      (6,756,068)
                                                 -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares                   36,190,492       68,439,668
 Net asset value of shares resulting from
  dividend reinvestment                              4,099,857        4,385,212
                                                 -------------    -------------
                                                    40,290,349       72,824,880
 Cost of shares redeemed                           (53,245,442)     (65,922,911)
                                                 -------------    -------------
Net increase (decrease) in net assets
 derived from capital share transactions           (12,955,093)       6,901,969
                                                 -------------    -------------
Net increase (decrease) in net assets              (22,172,128)       5,070,328
NET ASSETS:
Beginning of year                                  110,798,154      105,727,826
                                                 -------------    -------------
End of year                                      $  88,626,026    $ 110,798,154
                                                 =============    =============
Overdistributed net investment income            $          --    $          --
                                                 =============    =============

                                                                                    Pilgrim Balance Sheet
                                                  Pilgrim High Yield III                Opportunities
                                              ------------------------------    ----------------------------
                                                         Year Ended                      Year Ended
                                                        December 31,                    December 31,
                                              ------------------------------    ----------------------------
                                                  1999             1998            1999            1998
                                              -------------    -------------    ------------    ------------
FROM OPERATIONS:
Net investment income                         $  18,184,908    $  19,687,443    $    917,936    $  2,053,904
Net realized gain (loss) on investments
 and options                                    (24,263,040)       7,778,253       7,892,365       2,843,547
Net change in unrealized depreciation of
 investments                                     (4,479,868)     (24,573,436)     (4,161,813)     (2,694,660)
                                              -------------    -------------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from operations                     (10,558,000)       2,892,260       4,648,488       2,202,791
                                              -------------    -------------    ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
  Class A                                        (2,099,687)      (1,748,299)       (482,323)       (674,731)
  Class B                                        (9,047,787)      (9,088,608)       (109,870)       (183,411)
  Class C                                        (1,537,977)      (1,685,745)        (14,169)        (27,464)
  Class T                                        (5,506,573)      (7,606,019)       (437,179)     (1,171,109)
 Return of Capital
  Class A                                          (131,774)              --              --              --
  Class B                                          (646,870)              --              --              --
  Class C                                           (85,279)              --              --              --
  Class T                                          (340,844)              --              --              --
 Net realized gain from investments              (2,694,560)      (1,942,329)     (6,239,656)     (2,745,313)
                                              -------------    -------------    ------------    ------------
Total distributions                             (22,091,351)     (22,071,000)     (7,283,197)     (4,802,028)
                                              -------------    -------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares                36,471,447       99,001,856       1,913,668      22,406,109
 Net asset value of shares resulting from
  dividend reinvestment                           9,233,412        8,899,172       6,213,325       4,039,411
                                              -------------    -------------    ------------    ------------
                                                 45,704,859      107,901,028       8,126,993      26,445,520
 Cost of shares redeemed                       (120,275,357)     (60,595,779)    (16,437,254)    (35,588,954)
                                              -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
 derived from capital share transactions        (74,570,498)      47,305,249      (8,310,261)     (9,143,434)
                                              -------------    -------------    ------------    ------------
Net increase (decrease) in net assets          (107,219,849)      28,126,509     (10,944,970)    (11,742,671)
NET ASSETS:
Beginning of year                               283,521,068      255,394,559      48,464,129      60,206,800
                                              -------------    -------------    ------------    ------------
End of year                                   $ 176,301,219    $ 283,521,068    $ 37,519,159    $ 48,464,129
                                              =============    =============    ============    ============
Overdistributed net investment income         $          --    $          --    $   (125,606)   $         --
                                              =============    =============    ============    ============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM GROWTH OPPORTUNITIES FUND                                     Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Class A
                                                           Year ended December 31,
                                                 ----------------------------------------------
                                                   1999      1998    1997    1996     1995(1)
                                                   ----      ----    ----    ----     -------
Operating performance:
 Net asset value, beginning of the period    $     26.06    21.26   17.92    15.53    17.59
 Net investment income (loss)                $     (0.15)   (0.08)   0.03     0.02     0.08
 Net realized and unrealized gain on
 investments                                 $     20.10     5.09    4.16     3.18     1.95
 Total from investment operations            $     19.95     5.01    4.19     3.20     2.03
 Dividends from net investment income        $        --       --      --       --    (0.10)
 Distributions from net realized gain        $    (12.84)   (0.21)  (0.85)   (0.81)   (3.99)
 Total distributions                         $    (12.84)   (0.21)  (0.85)   (0.81)   (4.09)
 Net asset value, end of the period          $     33.17    26.06   21.26    17.92    15.53
 Total return(2)                             %     93.26    23.61   23.59    20.54    11.55
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                      $   101,260   29,358   9,334    4,750    1,355
 Ratio of expenses to average net assets
 after reimbursement                         %      1.39     1.37    1.37      150     1.42 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement              %      1.39     1.37    1.40     1.56     1.42 (3)
 Ratio of net investment income (loss) to
 average net assets                          %     (0.98)   (0.47)   0.04     0.11     0.63 (3)
 Portfolio turnover                          %       286       98      32       62      134

                                                              Class B
                                                      Year ended December 31,
                                             -------------------------------------------
                                             1999     1998     1997     1996    1995(1)
                                             ----     ----     ----     ----    -------
Operating performance:
 Net asset value, beginning of the period    25.46    20.93   17.76    15.50    17.59
 Net investment income (loss)                (0.18)   (0.23)  (0.15)   (0.06)    0.06
 Net realized and unrealized gain on
 investments                                 19.26     4.97    4.17     3.13     1.92
 Total from investment operations            19.08     4.74    4.02     3.07     1.98
 Dividends from net investment income           --       --      --       --    (0.08)
 Distributions from net realized gain       (12.84)   (0.21)  (0.85)   (0.81)   (3.99)
 Total distributions                        (12.84)   (0.21)  (0.85)   (0.81)   (4.07)
 Net asset value, end of the period          31.70    25.46   20.93    17.76    15.50
 Total return(2)                             91.84    22.69   22.84    19.74    11.27
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                     88,305   15,480   8,815    4,444    1,987
 Ratio of expenses to average net assets
 after reimbursement                          2.10     2.13    2.14     2.20     2.07(3)
 Ratio of expenses to average net assets
 prior to expense reimbursement               2.10     2.13    2.14     2.24     2.07(3)
 Ratio of net investment income (loss) to
 average net assets                          (1.69)   (1.26)  (0.95)   (0.55)    0.06(3)
 Portfolio turnover                            286       98      32       62      134

                                                                   Class C
                                                             Year ended December 31,
                                                  ----------------------------------------------
                                                   1999     1998     1997     1996     1995(1)
                                                   ----     ----     ----     ----     -------
Operating performance:
 Net asset value, beginning of the period     $    25.48    20.91    17.76    15.50     17.59
 Net investment income (loss)                 $    (0.10)   (0.27)   (0.13)   (0.05)     0.04
 Net realized and unrealized gain on
 investments                                  $    19.21     5.05     4.13     3.12      1.92
 Total from investment operations             $    19.11     4.78     4.00     3.07      1.96
 Dividends from net investment income         $       --       --       --       --     (0.06)
 Distributions from net realized gain         $   (12.84)   (0.21)   (0.85)   (0.81)    (3.99)
 Total distributions                          $   (12.84)   (0.21)   (0.85)   (0.81)    (4.05)
 Net asset value, end of the period           $    31.75    25.48    20.91    17.76     15.50
 Total return(2)                              %    91.90    22.90    22.73    19.74     11.17
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                       $   21,006    1,625    1,152      365        69
 Ratio of expenses to average net assets
 after reimbursement                          %     2.10     2.13     2.17     2.20      2.11(3)
 Ratio of expenses to average net assets
 prior to expense reimbursement               %     2.10     2.13     2.17     2.35      2.11(3)
 Ratio of net investment income (loss) to
 average net assets                           %    (1.69)   (1.24)   (1.00)   (0.57)     0.02(3)
 Portfolio turnover                           %      286       98       32       62       134

                                                              Class T                              Class I
                                                      Year ended December 31,                Year ended December 31,
                                             -----------------------------------------    -----------------------------
                                              1999     1998     1997     1996     1995     1999      1998    1997(1)
                                              ----     ----     ----     ----     ----     ----      ----    -------
Operating performance:
 Net asset value, beginning of the period     25.59    21.02    17.82    15.53    15.75     26.28    21.36     17.90
 Net investment income (loss)                 (0.39)   (0.36)   (0.17)   (0.06)    0.07     (0.17)   (0.05)     0.01
 Net realized and unrealized gain on
 investments                                  19.57     5.14     4.22     3.16     3.77     20.49     5.18      4.30
 Total from investment operations             19.18     4.78     4.05     3.10     3.84     20.32     5.13      4.31
 Dividends from net investment income            --       --       --       --    (0.07)       --       --        --
 Distributions from net realized gain        (12.84)   (0.21)   (0.85)   (0.81)   (3.99)   (12.84)   (0.21)    (0.85)
 Total distributions                         (12.84)   (0.21)   (0.85)   (0.81)   (4.06)   (12.84)   (0.21)    (0.85)
 Net asset value, end of the period           31.93    25.59    21.02    17.82    15.53     33.76    26.28     21.36
 Total return(2)                              91.72    22.79    22.94    19.90    24.40     93.86    24.06     24.29
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                      83,772   52,023   73,674   70,406   76,343   132,953   83,233   113,529
 Ratio of expenses to average net assets
 after reimbursement                           2.03     2.05     2.03     2.00     2.00      1.00     1.00      1.02(3)
 Ratio of expenses to average net assets
 prior to expense reimbursement                2.03     2.05     2.03     2.04     2.00      1.00     1.00      1.02(3)
 Ratio of net investment income (loss) to
 average net assets                           (1.62)   (1.19)   (0.81)   (3.05)    0.37     (0.61)   (0.13)     0.08(3)
 Portfolio turnover                             286       98       32       62      134       286       98        32

----------
(1) Class A, B and C commenced operations on June 5, 1995 and Class I commenced operations on March 31, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                     PILGRIM MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        Class A                Class B
                                                      Year ended             Year ended
                                                     December 31,           December 31,
                                                  -------------------   --------------------
                                                   1999     1998(1)        1999    1998(1)
                                                   ----     -------        ----    -------
Operating performance
 Net asset value, beginning of the period   $      12.96    10.00        12.97     10.00
 Net investment loss                        $      (0.09)   (0.03)       (0.07)    (0.03)
 Net realized and unrealized gain on
 investments                                $      12.01     2.99        11.81      3.00
 Total from investment operations           $      11.92     2.96        11.74      2.97
 Distributions from net realized gain       $      (3.59)      --        (3.59)       --
 Total distributions                        $      (3.59)      --        (3.59)       --
 Net asset value, end of the period         $      21.29    12.96        21.12     12.97
 Total return(2):                           %     103.24    29.60       101.73     29.70
Ratios and supplemental data
 Net assets, end of the period (000s)       $      6,291      610        8,252       140
 Ratio of expenses to average net assets
 after reimbursement                        %       1.74     1.80 (3)     2.40      2.50 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement             %       1.74     2.42 (3)     2.40      3.27 (3)
 Ratio of net investment loss to
 average net assets                         %      (1.34)   (1.10)(3)    (2.00)    (2.05)(3)
 Portfolio turnover                         %        201       61          201        61

                                                        Class A                Class B
                                                      Year ended             Year ended
                                                     December 31,           December 31,
                                                  -------------------   --------------------
                                                   1999     1998(1)     1999      1998(1)
                                                   ----     -------     ----      -------
Operating performance
 Net asset value, beginning of the period          12.96    10.00        12.99     10.00
 Net investment loss                               (0.07)   (0.04)       (0.15)    (0.02)
 Net realized and unrealized gain on
 investments                                       11.73     3.00        12.09      3.01
 Total from investment operations                  11.66     2.96        11.94      2.99
 Distributions from net realized gain              (3.59)      --        (3.59)       --
 Total distributions                               (3.59)      --        (3.59)       --
 Net asset value, end of the period                21.03    12.96        21.34     12.99
 Total return(2):                                 101.16    29.60       103.19     29.90
Ratios and supplemental data
 Net assets, end of the period (000s)              4,560       87       67,954    33,441
 Ratio of expenses to average net assets
 after reimbursement                                2.36     2.50 (3)     1.41      1.50 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement                     2.36     3.22 (3)     1.41      2.01 (3)
 Ratio of net investment loss to
 average net assets                                (1.98)   (2.04)(3)    (1.04)    (0.70)(3)
 Portfolio turnover                                  201       61          201        61

----------
(1)  Class A, B, C and I commenced operations on August 20, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM SMALLCAP OPPORTUNITIES FUND                                   Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                Class A
                                                         Year ended December 31,
                                              -----------------------------------------------
                                               1999      1998     1997     1996    1995(1)
                                               ----      ----     ----     ----    -------
Operating performance:
 Net asset value, beginning of the
 period                                   $     29.00    27.77    24.72    20.92    19.56
 Net investment loss                      $     (0.32)   (0.27)   (0.02)   (0.04)   (0.09)
 Net realized and unrealized gain on
 investments                              $     38.23     2.23     3.68     3.84     2.48
 Total from investment operations         $     37.91     1.96     3.66     3.80     2.39
 Distributions from net realized gain     $     (7.56)   (0.73)   (0.61)      --    (1.03)
 Total distributions                      $     (7.56)   (0.73)   (0.61)      --    (1.03)
 Net asset value, end of the period       $     59.35    29.00    27.77    24.72    20.92
 Total return(2)                          %    146.94     7.59    14.92    18.16    12.20
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                   $   123,377   45,461   78,160   65,660    2,335
 Ratio of expenses to average net
 assets after reimbursement               %      1.43     1.47     1.43     1.46     1.50 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                            %      1.43     1.47     1.43     1.47     1.50 (3)
 Ratio of net investment loss to
 average net assets                       %     (1.21)   (0.70)   (0.07)   (0.30)   (0.91)(3)
 Portfolio turnover                       %       223      257      175      140       71

                                                                    Class B
                                                            Year ended December 31,
                                              ---------------------------------------------------
                                               1999      1998      1997      1996      1995(1)
                                               ----      ----      ----      ----      -------
Operating performance:
 Net asset value, beginning of the
 period                                         28.26     27.27     24.46     20.84     19.56
 Net investment loss                            (0.60)    (0.48)    (0.19)    (0.12)    (0.12)
 Net realized and unrealized gain on
 investments                                    36.96      2.20      3.61      3.74      2.43
 Total from investment operations               36.36      1.72      3.42      3.62      2.31
 Distributions from net realized gain           (7.56)    (0.73)    (0.61)       --     (1.03)
 Total distributions                            (7.56)    (0.73)    (0.61)       --     (1.03)
 Net asset value, end of the period             57.06     28.26     27.27     24.46     20.84
 Total return(2)                               145.24      6.84     14.10     17.37     11.79
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                       264,677   124,065   169,516   126,859     1,491
 Ratio of expenses to average net
 assets after reimbursement                      2.15      2.18      2.15      2.17      2.20 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                                   2.15      2.18      2.15      2.18      2.21 (3)
 Ratio of net investment loss to
 average net assets                             (1.93)    (1.43)    (0.78)    (1.01)    (1.64)(3)
 Portfolio turnover                               223       257       175       140        71

                                                              Class C
                                                       Year ended December 31,
                                             -----------------------------------------------
                                              1999      1998     1997    1996    1995(1)
                                              ----      ----     ----    ----    -------
Operating performance:
 Net asset value, beginning of the
 period                                 $     28.24    27.26    24.46    20.84     19.56
 Net investment loss                    $     (0.53)   (0.55)   (0.20)   (0.13)    (0.15)
 Net realized and unrealized gain
 (loss) on investments                  $     36.83     2.26     3.61     3.75      2.46
 Total from investment operations       $     36.30     1.71     3.41     3.62      2.31
 Distributions from net realized gain   $     (7.56)   (0.73)   (0.61)      --     (1.03)
 Total distributions                    $     (7.56)   (0.73)   (0.61)      --     (1.03)
 Net asset value, end of the period     $     56.98    28.24    27.26    24.46     20.84
 Total return(2)                        %    145.12     6.81    14.06    17.37     11.79
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                 $    72,581   29,746   51,460   37,342        62
 Ratio of expenses to average net
 assets after reimbursement             %      2.18     2.22     2.18     2.20      2.20 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                          %      2.18     2.22     2.18     2.21      2.23 (3)
 Ratio of net investment loss to
 average net assets                     %     (1.96)   (1.45)   (0.82)   (1.03)    (1.60)(3)
 Portfolio turnover                     %       223      257      175      140        71

                                                        Class T                        Class I
                                                 Year ended December 31,              Year ended
                                        ------------------------------------------   December 31,
                                        1999     1998     1997     1996      1995       1999(1)
                                        ----     ----     ----     ----      ----       -------
Operating performance:
 Net asset value, beginning of the
 period                                 28.36    27.34    24.48    20.84    19.64       31.78
 Net investment loss                    (0.65)   (0.51)   (0.18)   (0.21)   (0.34)      (0.08)
 Net realized and unrealized gain
 (loss) on investments                  37.24     2.26     3.65     3.85     2.57       35.40
 Total from investment operations       36.59     1.75     3.47     3.64     2.23       35.32
 Distributions from net realized gain   (7.56)   (0.73)   (0.61)      --    (1.03)      (7.56)
 Total distributions                    (7.56)   (0.73)   (0.61)      --    (1.03)      (7.56)
 Net asset value, end of the period     57.39    28.36    27.34    24.48    20.84       59.54
 Total return(2)                       145.51     6.94    14.29    17.47    11.34      126.05
Ratios and supplemental data:
 Net assets at the end of the period
 (000s)                                33,634   18,203   32,800   35,670   33,557          --
 Ratio of expenses to average net
 assets after reimbursement              2.06     2.10     1.99     2.07     2.16        0.47 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                           2.06     2.10     1.99     2.11     2.16        0.47 (3)
 Ratio of net investment loss to
 average net assets                     (1.85)   (1.33)   (0.62)   (0.89)   (1.50)      (0.35)(3)
 Portfolio turnover                       223      257      175      140       71         223

----------
(1) Classes A, B & C commenced operations on June 5, 1995, and Class I commenced operations on April 1, 1999.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                    PILGRIM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                     Class A
                                                              Year ended December 31,
                                                   ------------------------------------------
                                                   1999     1998     1997     1996    1995(1)
                                                   ----     ----     ----     ----    -------
Operating performance:
 Net asset value, beginning of the period     $     9.38     9.53     9.48    10.07    9.51
Net investment income                         $     0.52     0.49     0.68     0.63    0.34
 Net realized and unrealized gain (loss)
on investments                                $    (0.70)      --       --    (0.60)   0.59
Total from investment operations              $    (0.18)    0.49     0.68     0.03    0.93
 Dividends from net investment income         $    (0.51)   (0.64)   (0.63)   (0.62)  (0.37)
Distributions from capital                    $    (0.11)      --       --       --      --
Total distributions                           $    (0.62)   (0.64)   (0.63)   (0.62)  (0.37)
 Net asset value, end of the period           $     8.58     9.38     9.53     9.48   10.07
Total return(2)                               %    (1.99)    5.27     7.46     0.57   10.04
Ratios and supplemental data:
 Net assets, end of the period (000s)         $   25,000   31,181    1,744   14,185   3,235
Ratio of expenses to average net assets
after reimbursement                           %     1.21     1.17     1.15     1.09    1.20 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement                %     1.21     1.32     1.32     1.29    1.40 (3)
Ratio of net investment income to
average net assets                            %     5.80     6.18     6.44     6.85    6.01 (3)
 Portfolio turnover                           %      101      304      129      101     295

                                                               Class B
                                                       Year ended December 31,
                                               ------------------------------------------
                                               1999     1998     1997    1996     1995(1)
                                               ----     ----     ----    ----     -------
Operating performance:
 Net asset value, beginning of the period      9.40     9.55     9.48    10.07      9.51
Net investment income                          0.46     0.51     0.52     0.57      0.30
 Net realized and unrealized gain (loss)
on investments                                (0.72)   (0.09)    0.11    (0.60)     0.59
Total from investment operations              (0.26)    0.42     0.63    (0.03)     0.89
 Dividends from net investment income         (0.46)   (0.57)   (0.56)   (0.56)    (0.33)
Distributions from capital                    (0.10)      --       --       --        --
Total distributions                           (0.56)   (0.57)   (0.56)   (0.56)    (0.33)
 Net asset value, end of the period            8.58     9.40     9.55     9.48     10.07
Total return(2)                               (2.87)    4.49     6.93    (0.15)     9.61
Ratios and supplemental data:
 Net assets, end of the period (000s)        26,297   27,250   13,503    9,135     2,790
Ratio of expenses to average net assets
after reimbursement                            1.92     1.90     1.89     1.80      1.70 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement                 1.92     2.05     2.06     2.00      1.90 (3)
Ratio of net investment income to
average net assets                             5.07     5.55     5.50     6.05      5.20 (3)
 Portfolio turnover                             101      304      129      101       295

                                                                  Class C
                                                           Year ended December 31,
                                                  ---------------------------------------
                                                  1999     1998    1997     1996   1995(1)
                                                  ----     ----    ----     ----   -------
Operating performance:
 Net asset value, beginning of the period     $   9.38     9.54    9.47    10.07    9.51
Net investment income                         $   0.45     0.45    0.59     0.58    0.30
 Net realized and unrealized gain (loss)
on investments                                $  (0.72)   (0.05)   0.04    (0.62)   0.59
Total from investment operations              $  (0.27)    0.40    0.63    (0.04)   0.89
 Dividends from net investment income         $  (0.45)   (0.56)  (0.56)   (0.56)  (0.33)
Distributions from capital                    $  (0.10)      --      --       --      --
 Total distributions                             (0.55)   (0.56)  (0.56)   (0.56)  (0.33)
Net asset value, end of the period            $   8.56     9.38    9.54     9.47   10.07
 Total return(2)                              $  (2.95)    4.35    6.93    (0.21)   9.61
Ratios and supplemental data:
 Net assets, end of the period (000s)         $  2,037    2,652     542    1,147       8
Ratio of expenses to average net assets
after reimbursement                           $   1.98     1.90    1.85     1.80    1.68 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement                %   1.98     2.05    2.02     2.01    1.88 (3)
Ratio of net investment income to
average net assets                            %   5.02     5.44    5.67     6.22    5.28 (3)
 Portfolio turnover                           %    101      304     129      101     295

                                                            Class T
                                                     Year ended December 31,
                                             -----------------------------------------
                                             1999     1998     1997     1996      1995
                                             ----     ----     ----     ----      ----
Operating performance:
 Net asset value, beginning of the period    9.39     9.55     9.48     10.07     8.74
Net investment income                        0.48     0.58     0.57      0.60     0.58
 Net realized and unrealized gain (loss)
on investments                              (0.71)   (0.14)    0.10     (0.59)    1.35
Total from investment operations            (0.23)    0.44     0.67      0.01     1.93
 Dividends from net investment income       (0.49)   (0.60)   (0.60)    (0.60)   (0.60)
Distributions from capital                  (0.10)      --       --        --       --
 Total distributions                        (0.59)   (0.60)   (0.60)    (0.60)   (0.60)
Net asset value, end of the period           8.57     9.39     9.55      9.48    10.07
 Total return(2)                            (2.63)    4.84     7.38      0.32    22.90
Ratios and supplemental data:
 Net assets, end of the period (000s)      35,292   49,713   89,939   112,126  150,951
Ratio of expenses to average net assets
after reimbursement                          1.55     1.55     1.45      1.30     1.30
 Ratio of expenses to average net assets
prior to expense reimbursement               1.55     1.70     1.65      1.51     1.50
Ratio of net investment income to
average net assets                           5.46     5.97     5.99      6.37     6.23
 Portfolio turnover                           101      304      129       101      295

----------
(1)  Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM HIGH YIELD FUND III                                           Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  Class A
                                                           Year ended December 31,
                                                   ------------------------------------------
                                                   1999     1998     1997     1996    1995(1)
                                                   ----     ----     ----     ----    -------
Operating performance
 Net asset value, beginning of the period     $    8.53     9.14     8.94     8.56     8.68
Net investment income                         $    0.66     0.75     0.73     0.76     0.48
 Net realized and unrealized gain (loss)
on investments                                $   (1.05)   (0.55)    0.23     0.44    (0.10)
Total from investment operations              $   (0.39)    0.20     0.96     1.20     0.38
 Dividends from net investment income         $   (0.66)   (0.75)   (0.76)   (0.75)   (0.50)
Distributions from net realized gain          $   (0.11)   (0.06)      --       --       --
 Distributions from capital                   $   (0.04)      --       --    (0.07)      --
Total distributions                           $   (0.81)   (0.81)   (0.76)   (0.82)   (0.50)
 Net asset value, end of the period           $    7.33     8.53     9.14     8.94     8.56
Total return(2)                               %   (4.87)    2.25    11.18    14.74     4.48
Ratios and supplemental data
 Net assets, end of the period (000s)         $  19,267   31,134   16,213   13,146    7,466
Ratio of expenses to average net assets       %    1.28     1.26     1.20     1.11     1.02 (3)
 Ratio of net investment income to
average net assets                            %    8.08     8.27     8.06     8.60     9.83 (3)
Portfolio turnover                            %      70      135      134      128      103

                                                                     Class B
                                                              Year ended December 31,
                                               ---------------------------------------------
                                               1999     1998     1997     1996    1995(1)
                                               ----     ----     ----     ----    -------
Operating performance
 Net asset value, beginning of the period      8.52      9.15     8.95     8.57     8.68
Net investment income                          0.59      0.68     0.67     0.71     0.44
 Net realized and unrealized gain (loss)
on investments                                (1.00)    (0.56)    0.23     0.43    (0.09)
Total from investment operations              (0.41)     0.12     0.90     1.14     0.35
 Dividends from net investment income         (0.61)    (0.69)   (0.70)   (0.69)   (0.46)
Distributions from net realized gain          (0.11)    (0.06)      --       --       --
 Distributions from capital                   (0.04)                --    (0.07)      --
Total distributions                           (0.76)    (0.75)   (0.70)   (0.76)   (0.46)
 Net asset value, end of the period            7.35      8.52     9.15     8.95     8.57
Total return(2)                               (5.19)     1.28    10.38    13.94     4.17
Ratios and supplemental data
 Net assets, end of the period (000s)        94,776   139,711  108,469   79,199   29,063
Ratio of expenses to average net assets        2.00      1.97     1.91     1.81     1.71 (3)
 Ratio of net investment income to
average net assets                             7.34      7.50     7.35     7.88     9.18 (3)
Portfolio turnover                               70       135      134      128      103

                                                                    Class C
                                                             Year ended December 31,
                                                  ---------------------------------------------
                                                  1999       1998     1997     1996     1995(1)
                                                  ----       ----     ----     ----     -------
Operating performance
 Net asset value, beginning of the period     $     8.53     9.15     8.95     8.57      8.68
Net investment income                         $     0.58     0.67     0.67     0.72      0.44
 Net realized and unrealized gain (loss)
on investments                                $    (1.00)   (0.54)    0.23     0.42     (0.09)
Total from investment operations              $    (0.42)    0.13     0.90     1.14      0.35
 Dividends from net investment income         $    (0.61)   (0.69)   (0.70)   (0.69)    (0.46)
Distributions from net realized gain          $    (0.11)   (0.06)      --       --        --
 Distributions from capital                   $    (0.04)      --       --    (0.07)       --
Total distributions                           $    (0.76)   (0.75)   (0.70)   (0.76)    (0.46)
 Net asset value, end of the period           $     7.35     8.53     9.15     8.95      8.57
Total return(2)                               %    (5.31)    1.39    10.37    13.93      4.17
Ratios and supplemental data
 Net assets, end of the period (000s)         $   12,240   23,559   21,393   14,275     3,410
Ratio of expenses to average net assets       %     2.00     1.98     1.92     1.82      1.72 (3)
 Ratio of net investment income to
average net assets                            %     7.34     7.48     7.35     7.85      9.29 (3)
Portfolio turnover                            %       70      135      134      128       103

                                                            Class T
                                                      Year ended December 31,
                                            ----------------------------------------
                                            1999    1998      1997     1996     1995
                                            ----    ----      ----     ----     ----
Operating performance
 Net asset value, beginning of the period   8.52     9.14     8.94     8.56     8.29
Net investment income                       0.61     0.71     0.71     0.73     0.84
 Net realized and unrealized gain (loss)
on investments                             (0.99)   (0.54)    0.23     0.45     0.26
Total from investment operations           (0.38)    0.17     0.94     1.18     1.10
 Dividends from net investment income      (0.64)   (0.73)   (0.74)   (0.73)   (0.83)
Distributions from net realized gain       (0.11)   (0.06)      --       --       --
 Distributions from capital                (0.04)      --       --    (0.07)      --
Total distributions                        (0.79)   (0.79)   (0.74)   (0.80)   (0.83)
 Net asset value, end of the period         7.35     8.52     9.14     8.94     8.56
Total return(2)                            (4.82)    1.79    10.86    14.49    13.71
Ratios and supplemental data
 Net assets, end of the period (000s)     50,017   89,116  109,320  124,431  139,711
Ratio of expenses to average net assets     1.62     1.60     1.47     1.31     1.33
 Ratio of net investment income to
average net assets                          7.71     7.83     7.77     8.43     9.69
Portfolio turnover                            70      135      134      128      103

----------
(1)  Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                              PILGRIM BALANCE SHEET OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Class A
                                                            Year ended December 31,
                                                    ------------------------------------------
                                                    1999    1998     1997     1996     1995(1)
                                                    ----    ----     ----     ----     -------
Operating performance
 Net asset value, beginning of the period     $     12.34   13.00    11.78    12.53    12.77
Net investment income                         $      0.33    0.50     0.52     0.56     0.43
 Net realized and unrealized gain on
investments                                   $      1.15    0.14     2.27     0.74     1.06
Total from investment operations              $      1.48    0.64     2.79     1.30     1.49
 Dividends from net investment income         $     (0.37)  (0.56)   (0.54)   (0.57)   (0.48)
Distributions from net realized gain          $     (2.20)  (0.74)   (1.03)   (1.48)   (1.25)
 Total distributions                          $     (2.57)  (1.30)   (1.57)   (2.05)   (1.73)
Net asset value, end of the period            $     11.25   12.34    13.00    11.78    12.53
 Total return(2)                              %     12.34    5.19    24.31    10.54    11.95
Ratios and supplemental data
 Net assets, end of the period (000s)         $    15,741  18,537    1,281    1,100      797
Ratio of expenses to average net assets
after reimbursement                           %      1.52    1.47     1.50     1.40     1.27 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement                %      1.52    1.47     1.52     1.49     1.27 (3)
Ratio of net investment income to
average net assets                            %      2.42    4.02     4.01     4.30     4.99 (3)
 Portfolio turnover                           %        41      38      130      107      131

                                                               Class B
                                                       Year ended December 31,
                                              -------------------------------------------
                                              1999     1998     1997     1996     1995(1)
                                              ----     ----     ----     ----     -------
Operating performance
 Net asset value, beginning of the period     12.28    12.94    11.74    12.51     12.77
Net investment income                          0.23     0.44     0.44     0.50      0.35
 Net realized and unrealized gain on
investments                                    1.10     0.10     2.25     0.71      1.09
Total from investment operations               1.33     0.54     2.69     1.21      1.44
 Dividends from net investment income         (0.28)   (0.46)   (0.46)   (0.50)    (0.45)
Distributions from net realized gain          (2.20)   (0.74)   (1.03)   (1.48)    (1.25)
 Total distributions                          (2.48)   (1.20)   (1.49)   (1.98)    (1.70)
Net asset value, end of the period            11.13    12.28    12.94    11.74     12.51
 Total return(2)                              11.17     4.38    23.48     9.76     11.56
Ratios and supplemental data
 Net assets, end of the period (000s)         4,939    5,107    4,969    3,765     1,759
Ratio of expenses to average net assets
after reimbursement                            2.23     2.17     2.15     2.10      1.95 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement                 2.23     2.17     2.17     2.17      1.95 (3)
Ratio of net investment income to
average net assets                             1.71     3.33     3.37     3.64      4.38 (3)
 Portfolio turnover                              41       38      130      107       131

                                                                     Class C
                                                              Year ended December 31,
                                                  -------------------------------------------
                                                  1999     1998     1997     1996     1995(1)
                                                  ----     ----     ----     ----     -------
Operating performance
 Net asset value, beginning of the period     $   12.31    12.95    11.75    12.52    12.77
Net investment income                         $    0.22     0.45     0.43     0.49     0.38
 Net realized and unrealized gain (loss)
on investments                                $    1.11     0.11     2.25     0.70     1.07
Total from investment operations              $    1.33     0.56     2.68     1.19     1.45
 Dividends from net investment income         $   (0.28)   (0.46)   (0.45)   (0.48)   (0.45)
Distributions from net realized gain          $   (2.20)   (0.74)   (1.03)   (1.48)   (1.25)
Total distributions                           $   (2.48)   (1.20)   (1.48)   (1.96)   (1.70)
 Net asset value, end of the period           $   11.16    12.31    12.95    11.75    12.52
Total return(2)                               %   11.12     4.53    23.41     9.72    11.49
Ratios and supplemental data
 Net assets, end of the period (000s)         $     511      753      756      372      231
Ratio of expenses to average net assets
after reimbursement                           %    2.22     2.15     2.25     2.10     1.91 (3)
 Ratio of expenses to average net assets
prior to expense reimbursement                %    2.22     2.15     2.25     2.20     1.91 (3)
Ratio of net investment income to
average net assets                            %    1.84     3.34     3.30     3.61     4.49 (3)
 Portfolio turnover                           %      41       38      130      107      131

                                                             Class T
                                                      Year ended December 31,
                                             -----------------------------------------
                                             1999     1998     1997     1996      1995
                                             ----     ----     ----     ----      ----
Operating performance
 Net asset value, beginning of the period   12.38    13.01    11.79    12.54      11.54
Net investment income                        0.28     0.59     0.50     0.53       0.57
 Net realized and unrealized gain (loss)
on investments                               1.03    (0.01)    2.24     0.73       2.27
Total from investment operations             1.31     0.58     2.74     1.26       2.84
 Dividends from net investment income       (0.31)   (0.47)   (0.49)   (0.53)     (0.59)
Distributions from net realized gain        (2.20)   (0.74)   (1.03)   (1.48)     (1.25)
Total distributions                         (2.51)   (1.21)   (1.52)   (2.01)     (1.84)
 Net asset value, end of the period         11.18    12.38    13.01    11.79      12.54
Total return(2)                             10.89     4.64    23.91    10.18      25.11
Ratios and supplemental data
 Net assets, end of the period (000s)      16,328   24,065   53,201   59,490     72,472
Ratio of expenses to average net assets
after reimbursement                          1.96     1.89     1.83     1.69       1.68
 Ratio of expenses to average net assets
prior to expense reimbursement               1.96     1.89     1.87     1.75       1.68 (3)
Ratio of net investment income to
average net assets                           2.04     3.59     3.70     3.99       4.44
 Portfolio turnover                            41       38      130      107        131

----------
(1)  Classes A, B & C commenced operations on June 5, 1995.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

             NOTES TO FINANCIAL STATEMENTS as of December 31, 1999
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. Pilgrim Funds (formerly Northstar Funds), comprising Pilgrim Growth Opportunities Fund (formerly Northstar Growth Fund), Pilgrim SmallCap Opportunities Fund (formerly Northstar Special Fund), Pilgrim Government Securities Fund (formerly Northstar Government Securities Fund), Pilgrim High Yield Fund III (formerly Northstar High Yield Fund), Pilgrim Balance Sheet Opportunities Fund (formerly Northstar Balance Sheet Opportunities Fund), and Pilgrim Equity Trust (formerly Northstar Equity Trust), comprising Pilgrim MidCap Opportunities Fund (formerly Northstar Mid-Cap Growth Fund) (collectively, the "Funds") were organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940 as diversified open-end management investment companies.

The Growth Opportunities Fund seeks long-term capital appreciation by investing primarily in the common stocks of U.S. companies that the Portfolio Manager believes have above average prospects for growth.

The MidCap Opportunities Fund seeks long-term capital appreciation by investing primarily in the common stocks of mid-sized U.S. companies that the Portfolio Manager believes have above average prospects for growth.

The SmallCap Opportunities Fund seeks capital appreciation by investing at least 65% of its total assets in the common stocks of smaller lesser-known U.S. companies that the Portfolio Manager believes have above average prospects for growth.

The Government Securities Fund seeks high current income and conservation of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

The High Yield Fund III seeks high current income by investing in high yield debt securities.

The Balance Sheet Opportunities Fund seeks income with a secondary objective of capital appreciation by investing primarily in domestic debt and equity securities.

On October 29, 1999 ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar") the investment adviser to the Funds, acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition, Northstar changed its name to Pilgrim Advisors, Inc.

Security Valuation. Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds. At December 31, 1999, the High Yield Fund III and the Balance Sheet Opportunities Fund contained seven and two securities, respectively, for which market quotations were not readily available and which were fair valued pursuant to the Funds' procedures. The securities in the High Yield Fund III had a total value of $1,711,957 representing 1% of the Fund's net assets. The securities in the Balance Sheet Opportunties Fund had a total value of $943,275 representing 0.5% of the Fund's net assets. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums

-------
Pilgrim
Funds
-------

       NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.

Distributions to Shareholders. Dividends from net investment income are declared and paid monthly by the Government Securities Fund and High Yield Fund III, and declared and paid quarterly by the Balance Sheet Opportunities Fund and declared and paid annually by the Growth Opportunities Fund, MidCap Opportunities Fund and SmallCap Opportunities Fund. Distributions of net realized capital gains, if any, are declared annually;however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Fund may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and foreign currency transactions. As of December 31, 1999, the following amounts have been reclassified between undistributed net investment income, accumulated net realized gain on investments and paid-in-capital:

                           Undistributed        Accumulated Net
                          Net Investment         Realized Gain        Paid-In-
                              Income            on Investments         Capital
                          ----------------      ----------------      ----------
Growth Opportunities
  Fund                      $2,696,734           $ (2,696,734)             --
MidCap Opportunities
  Fund                         533,884               (533,884)             --
SmallCap
  Opportunities Fund         4,533,770             (4,535,572)        $  1,802
Government
  Securities Fund              (52,161)                52,161              --
High Yield Fund III              7,116               (114,610)         107,494
Balance Sheet
  Opportunities Fund               --                     --               --

These restatements did not affect net investment income, net realized gain on investments, or net assets for the year ended December 31, 1999.

Foreign Currency. The Funds, with the exception of Government Securities Fund, isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies,
(2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investment and foreign currency arise from changes in the value of assets and liabilities including investment in securities at fiscal year end, resulting from changes in the exchange rate.

Foreign Currency Forward Contracts. The Funds, with the exception of Government Securities Fund, may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options. The Funds may write (sell) and purchase put and call options. The premium collected or paid by a Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

If an option which a Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.


For written options, the Fund's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the securitiy; or (3) the Fund enters into a closing transaction. If the option is held until expiration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, incluing brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures Contracts. The Funds may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Funds' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Funds each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Funds recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Federal Income Taxes. The Funds intend to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Pilgrim   Advisors,   Inc.   (the  "Adviser"),  (formerly  Northstar  Investment
Management Corporation) serves as each

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

Fund's investment adviser. Each Fund pays the Adviser an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets for Growth Opportunities Fund and SmallCap Opportunities Fund, 1.00% of average daily net assets of MidCap Opportunities Fund, 0.60% of average daily net assets for High Yield Fund III, and 0.65% of average daily net assets for Balance Sheet Opportunities Fund. The Government Securities Fund pays the adviser an investment advisory fee calculated at an annual rate of 0.65% of average daily net assets, however, the adviser has agreed to waive 0.15% of their fees. The Funds paid advisory fees to Pilgrim Advisors, Inc. of $6,491,878.

Pilgrim Group, Inc. (the "Administrator") serves as administator to each Fund. Northstar Administrators Corp., the former Administrator, merged into the Administrator on October 29, 1999. The Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. The Administrator earned $937,340 in administrative and account servicing fees.

Pilgrim Securities, Inc. (the "Distributor") is the distributor of each Fund's shares. The former distributor, Northstar Distributors, Inc. merged into the Distributor on November 16, 1999. Under separate Plans of Distribution pertaining to Class A, Class B, Class C, and Class T shares, the Funds pay the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, Class C and Class T shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares for all Funds. Class T shares pay monthly distribution fees at an annual rate of 0.40% of average daily net assets for the Government Securities and High Yield III Funds, 0.50% of average daily net assets for the Balance Sheet Opportunities Fund and 0.70% of average daily net assets for the Growth Opportunities and SmallCap Opportunities Funds. Class I does not pay distribution or service fees. At December 31, 1999, the Funds owed the Distributor $653,542 in service and distribution fees.

The Distributor also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B, Class C, and Class T shares. For the year ended December 31, 1999. The Distributor earned the following amounts in sales charges:

                        Class A      Class B      Class C      Class T
                         Shares      Shares        Shares      Shares
                         ------      ------        ------      ------
Initial sales charges   147,089        N/A          N/A          N/A
Contingent deferred
  sales charges             952     1,999,232      28,267       4,453

NOTE 3. TRANSACTIONS IN WRITTEN, CALL AND PUT OPTIONS

Transactions in options written for the Government Securities Fund during the year ended December 31, 1999 were as follows:

                            Contracts    Premiums
                            ---------    --------
Options written               6,638      5,411,693
Options terminated in
  closing purchase
  transactions               (5,838)    (4,816,973)
Options expired                (800)      (594,720)
                             ------    -----------
Options outstanding
  at December 31, 1999            0    $         0
                             ------    -----------

During the year ended December 31, 1999, the Government Securities Fund had ($1,688,185) in realized losses from closing option transactions.

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 1999, were as follows:

                         Growth           MidCap         SmallCap      Government    High Yield    Balance Sheet
                      Opportunities    Opportunities   Opportunities   Securities       III        Opportunities
                      -------------    -------------   -------------   ----------       ---        -------------
Aggregate purchases     $751,726,556    $102,074,190    $570,188,075      $--       $157,744,226    $22,937,231
Aggregate sales         $700,631,871    $ 94,995,299    $603,994,252      $--       $232,292,436    $39,895,126

U.S. Government Securities not included above were as follows:

                         Growth          MidCap         SmallCap       Government    High Yield    Balance Sheet
                      Opportunities   Opportunities   Opportunities    Securities       III        Opportunities
                      -------------   -------------   -------------    ----------       ---        -------------
Aggregate purchases       $  --           $  --           $  --       $108,501,677   $      --      $4,024,747
Aggregate sales           $  --           $  --           $  --       $100,798,502   $1,072,280     $2,087,981

NOTE 5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Fund for the year ended December 31, 1999, were as follows:

                                                Growth Opportunities Fund
                    --------------------------------------------------------------------------
                          Class A                    Class B                   Class C
                    ---------------------      --------------------       --------------------
                    Shares        Amount       Shares       Amount        Shares       Amount
                    ------        ------       ------       ------        ------       ------
Shares sold        1,872,541 $  58,142,156   2,027,675  $ 60,130,033     608,874   $ 18,046,757
Shares issued as
 reinvestment
 of dividends       666,579     17,817,292     419,874    10,812,398      57,478      1,505,195
Shares redeemed    (613,071)   (19,006,293)   (269,785)   (8,084,430)    (68,548)    (2,043,259)
                  ---------  -------------   ---------  ------------     -------   ------------
Net increase in
 shares
 outstanding      1,926,049  $  56,953,155   2,177,764  $ 62,858,001     597,804   $ 17,508,693
                  ---------  -------------   ---------  ------------     -------   ------------

                           Class T                     Class I
                     ---------------------       --------------------
                     Shares         Amount       Shares        Amount
                     ------         ------       ------        ------
Shares sold          67,360    $  2,034,349         1,435    $     45,831
Shares issued as
 reinvestment
 of dividends       887,743      22,790,921     1,554,695      41,788,702
Shares redeemed    (364,750)    (10,823,333)     (786,186)    (25,000,672)
                    -------    ------------       -------    ------------
Net increase in
 shares
 outstanding        590,353    $ 14,001,937       769,944    $ 16,833,861
                    -------    ------------       -------    ------------

                                                       MidCap Opportunities Fund
                     ----------------------------------------------------------------------------------------------
                            Class A                   Class B                  Class C                 Class I
                     --------------------       ------------------       -------------------     ------------------
                     Shares        Amount       Shares      Amount       Shares       Amount     Shares      Amount
                     ------        ------       ------      ------       ------       ------     ------      ------
Shares sold         283,890    $ 4,973,246     374,335    $ 6,815,739     222,578    $ 4,045,982         2   $       30
Shares issued as
 reinvestment
 of dividends        24,465        383,131      14,896        234,378       8,538        134,709   609,885    9,446,529
Shares redeemed     (59,847)    (1,090,275)     (9,457)      (158,643)    (20,948)      (391,819)       --           --
                    -------    -----------     -------    -----------     -------    -----------   -------   ----------
Net increase in
 shares
 outstanding        248,508    $ 4,266,102     379,774    $ 6,891,474     210,168    $ 3,788,872   609,887   $9,446,559
                    -------    -----------     -------    -----------     -------    -----------   -------   ----------

                                 SmallCap Opportunities Fund
                    ----------------------------------------------------
                            Class A                      Class B
                    ---------------------        -----------------------
                    Shares         Amount        Shares           Amount
                    ------         ------        ------           ------
Shares sold       1,243,016   $  55,402,036       989,671    $  41,747,885
Shares issued as
 reinvestment
 of dividends      215,723        8,110,268       520,483       18,773,628
Shares redeemed   (947,712)     (36,030,267)   (1,261,882)     (43,273,188)
                   -------    -------------       -------    -------------
Net increase
 (decrease) in
 shares
 outstanding       511,027    $  27,482,037       248,272    $  17,248,325
                   -------    -------------       -------    -------------

                           Class C                   Class T                 Class I
                     -------------------      -------------------      ---------------
                     Shares       Amount      Shares       Amount      Shares   Amount
                     ------       ------      ------       ------      ------   ------
Shares sold         540,114    $ 22,951,710     10,438    $   418,294      4     $130
Shares issued as
 reinvestment
 of dividends        83,500       3,031,530    102,739      3,715,408      1       27
Shares redeemed    (403,119)    (13,179,237)  (168,928)    (5,873,761)     -       --
                    -------    ------------    -------    -----------      -     ----
Net increase
 (decrease) in
 shares
 outstanding        220,495    $ 12,804,003    (55,751)   $(1,740,059)     5     $157
                    -------    ------------    -------    -----------      -     ----

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

                                   Government Securities Fund
                    ----------------------------------------------------
                          Class A                        Class B
                    -----------------------        ---------------------
                    Shares           Amount        Shares         Amount
                    ------           ------        ------         ------
Shares sold         2,532,361   $  22,868,889     1,268,770   $  11,327,647
Shares issued as
 reinvestment
 of dividends         118,492       1,054,272       123,195       1,096,857
Shares redeemed    (3,060,280)    (27,454,247)   (1,224,177)    (10,915,032)
                   ----------     -----------    ----------     -----------
Net increase
 (decrease) in
 shares
 outstanding         (409,427)  $  (3,531,086)      167,788   $   1,509,472
                  -----------   --------------  -----------   --------------

                                  Government Securities Fund
                    ---------------------------------------------------
                          Class C                        Class T
                    ---------------------         ---------------------
                    Shares         Amount         Shares         Amount
                    ------         ------         ------         ------
Shares sold         200,005    $  1,785,247          22,566     $     208,710
Shares issued as
 reinvestment
 of dividends         4,121          36,495         214,399         1,912,232
Shares redeemed    (248,960)     (2,225,660)     (1,410,330)      (12,650,503)
                  ---------    -------------    -----------     -------------
Net increase
 (decrease) in
 shares
 outstanding        (44,834)   $   (403,918)     (1,173,365)    $ (10,529,561)
                  ---------    -------------    -----------     -------------

                                        High Yield Fund III
                      -----------------------------------------------------
                              Class A                       Class B
                      ----------------------         ----------------------
                      Shares          Amount         Shares          Amount
                      ------          ------         ------          ------
Shares sold          1,384,109   $  11,362,841      2,014,153    $  16,436,822
Shares issued as
 reinvestment
 of dividends          191,525       1,527,724        443,718        3,529,882
Shares redeemed     (2,598,755)    (21,160,684)    (5,948,943)     (47,900,708)
                    ----------   -------------     ----------    -------------
Net decrease in
 shares
 outstanding        (1,023,121)  $  (8,270,119)    (3,491,072)   $ (27,934,004)
                    ----------   -------------     ----------    -------------


                                        High Yield Fund III
                      ----------------------------------------------------
                              Class C                       Class T
                      ----------------------         ---------------------
                      Shares          Amount         Shares         Amount
                      ------          ------         ------         ------
Shares sold            996,108    $   8,381,102       34,819    $     290,682
Shares issued as
 reinvestment
 of dividends           75,146          607,670      446,054        3,568,136
Shares redeemed     (2,169,776)     (17,665,845)  (4,138,463)     (33,548,120)
                    ----------    -------------   ----------    -------------
Net decrease in
 shares
 outstanding        (1,098,522)   $  (8,677,073)  (3,657,590)   $ (29,689,302)
                    ----------    -------------   ----------    -------------


                              Balance Sheet Opportunities Fund
                     ---------------------------------------------------
                            Class A                       Class B
                     ---------------------         ---------------------
                     Shares         Amount         Shares         Amount
                     ------         ------         ------         ------
Shares sold           61,066     $    772,388       74,383    $    960,813
Shares issued as
 reinvestment
 of dividends        228,279        2,557,818       68,399         758,675
Shares redeemed     (392,786)      (5,064,579)    (114,739)     (1,483,119)
                   ---------     ------------    ---------    -------------
Net increase
 (decrease) in
 shares
 outstanding        (103,441)    $ (1,734,373)      28,043    $    236,369
                   ---------     ------------    ---------    -------------


                           Class C                      Class T
                     -------------------        ----------------------
                     Shares       Amount        Shares          Amount
                     ------       ------        ------          ------
Shares sold           1,434     $   18,125       12,738     $    162,342
Shares issued as
 reinvestment
 of dividends         8,097         90,504      251,329        2,806,328
Shares redeemed     (24,981)      (329,686)    (747,406)      (9,559,870)
                    -------     ----------     --------     ------------
Net increase
 (decrease) in
 shares
 outstanding        (15,450)    $ (221,057)    (483,339)    $ (6,591,200)
                    -------     ----------     --------     ------------

Transactions in capital shares of each Fund for the year ended December 31, 1998, (for the period from August 20, 1998 (commencement of operations) to December 31, 1998 in the case of Pilgrim MidCap Opportunities Fund) were as follows:

                                               Growth Opportunities Fund
                         --------------------------------------------------------------------
                                 Class A                Class B                  Class C
                         ------------------       ------------------       ------------------
                         Shares      Amount       Shares      Amount       Shares      Amount
                         ------      ------       ------      ------       ------      ------
Shares sold            1,006,647 $ 22,997,231    273,349  $  5,996,702     79,910  $  1,823,822
Shares issued as
 reinvestment of
 dividends                8,571       215,136      3,913        95,879        424        10,410
Shares redeemed        (327,683)   (7,307,908)   (90,460)   (1,938,294)   (71,640)   (1,591,116)
                        -------  ------------    -------  ------------      -----  ------------
Net increase
 (decrease) in shares
 outstanding            687,535  $ 15,904,459    186,802  $  4,154,287      8,694  $    243,116
                        -------  ------------    -------  ------------      -----  ------------

                                  Class T                    Class I
                           ---------------------      ---------------------
                           Shares         Amount      Shares         Amount
                           ------         ------      ------         ------
Shares sold               46,535   $     630,574             --   $          --
Shares issued as
 reinvestment of
 dividends                15,938         392,841         34,255         866,645
Shares redeemed       (1,533,469)    (34,281,909)    (2,181,662)    (49,663,312)
                      ----------   -------------     ----------   -------------
Net increase
 (decrease) in shares
 outstanding          (1,470,996)  $ (33,258,494)    (2,147,407)  $ (48,796,667)
                      ----------   -------------     ----------   -------------

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

                                            MidCap Opportunities Fund
                  --------------------------------------------------------------------------------
                       Class A              Class B            Class C               Class I
                  ------------------    ----------------   ----------------    -------------------
                  Shares      Amount    Shares    Amount   Shares    Amount    Shares       Amount
                  ------      ------    ------    ------   ------    ------    ------       ------
Shares sold        43,111    $ 429,944  10,841   $119,263   6,711   $70,583   2,574,798   $25,000,000
Shares redeemed    (6,066)     (58,558)     --         --      --        --          --            --
                   ------    ---------  ------   --------   -----   -------   ---------   -----------
Net increase in
 shares
 outstanding       37,045    $ 371,386  10,841   $119,263   6,711   $70,583   2,574,798   $25,000,000
                   ------    ---------  ------   --------   -----   -------   ---------   -----------

                                  SmallCap Opportunities Fund
                      --------------------------------------------------
                            Class A                       Class B
                      -------------------           --------------------
                      Shares        Amount          Shares        Amount
                      ------        ------          ------        ------
Shares sold           382,273    $ 10,956,276       545,403    $ 15,056,320
Shares issued as
 reinvestment of
 dividends             37,919         920,290        90,696       2,145,768
Shares redeemed    (1,667,328)    (46,516,064)   (2,460,940)    (65,745,031)
                   ----------    ------------    ----------    ------------
Net decrease
 in shares
 outstanding       (1,247,136)   $(34,639,498)   (1,824,841)   $(48,542,943)
                   ----------    ------------    ----------    ------------

                            Class C                     Class T
                      --------------------        --------------------
                      Shares        Amount        Shares        Amount
                      ------        ------        ------        ------
Shares sold           282,590    $  7,713,920       5,412    $    163,550
Shares issued as
 reinvestment of
 dividends             14,731         348,396      19,335         459,210
Shares redeemed    (1,131,357)    (30,735,989)   (582,436)    (15,952,837)
                     --------    ------------    --------    ------------
Net decrease
 in shares
 outstanding         (834,036)   $(22,673,673)   (557,689)   $(15,330,077)
                     --------    ------------    --------    ------------

                                 Government Securities Fund
                      ---------------------------------------------------
                              Class A                      Class B
                      -----------------------       --------------------
                      Shares           Amount       Shares        Amount
                      ------           ------       ------        ------
Shares sold         4,260,830    $ 40,351,078     2,068,718    $ 19,733,721
Shares issued as
 reinvestment of
 dividends             69,676         659,133        90,647         859,973
Shares redeemed    (1,188,942)    (11,249,259)     (674,093)     (6,406,150)
                    ---------    ------------     ---------    ------------
Net increase
 (decrease) in
 shares
 outstanding        3,141,564    $ 29,760,952     1,485,272    $ 14,187,544
                    ---------    ------------     ---------    ------------

                          Class C                      Class T
                     -------------------         ---------------------
                     Shares       Amount         Shares         Amount
                     ------       ------         ------         ------
Shares sold         842,471    $ 8,018,617        35,329    $    336,252
Shares issued as
 reinvestment of
 dividends            6,162         58,582       295,996       2,807,524
Shares redeemed    (622,700)    (5,907,953)   (4,458,543)    (42,359,549)
                    -------    -----------    ----------    ------------
Net increase
 (decrease) in
 shares
 outstanding        225,933    $ 2,169,246    (4,127,218)   $(39,215,773)
                    -------    -----------    ----------    ------------

                                    High Yield Fund III
                     ---------------------------------------------------
                            Class A                       Class B
                     ---------------------         ---------------------
                     Shares         Amount         Shares         Amount
                     ------         ------         ------         ------
Shares sold         1,333,841    $ 12,457,996     3,919,058    $ 35,441,155
Issued in merger
 (Note 11)          1,101,804       9,430,284     2,327,545      19,939,792
Shares issued as
 reinvestment of
 dividends            119,266       1,050,377       336,103       2,973,114
Shares redeemed      (677,072)     (6,031,135)   (2,048,986)    (17,616,654)
                    ---------    ------------     ---------    ------------
Net increase
 (decrease) in
 shares
 outstanding        1,877,839    $ 16,907,522     4,533,720    $ 40,737,407
                    ---------    ------------     ---------    ------------

                          Class C                      Class T
                    --------------------         ---------------------
                    Shares        Amount         Shares         Amount
                    ------        ------         ------         ------
Shares sold         950,767    $ 8,562,136       164,080    $  1,235,978
Issued in merger
 (Note 11)          208,474      1,787,395     1,185,636      10,147,120
Shares issued as
 reinvestment of
 dividends           58,769        519,682       455,225       4,355,999
Shares redeemed    (793,765)    (7,042,221)   (3,304,234)    (29,905,769)
                    -------    -----------    ----------    ------------
Net increase
 (decrease) in
 shares
 outstanding        424,245    $ 3,826,992    (1,499,293)   $(14,166,672)
                    -------    -----------    ----------    ------------

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

                             Balance Sheet Opportunities Fund
                     -------------------------------------------------
                           Class A                      Class B
                     --------------------         --------------------
                     Shares        Amount         Shares        Amount
                     ------        ------         ------        ------
Shares sold         1,534,971    $ 20,636,138     102,560    $ 1,348,124
Shares issued as
 reinvestment of
 dividends            111,595       1,358,125      31,791        388,308
Shares redeemed      (242,430)     (3,001,196)   (102,461)    (1,330,402)
                   ----------    ------------    --------    -----------
Net increase
 (decrease) in
 shares
 outstanding        1,404,136    $ 18,993,067      31,890    $   406,030
                    ---------    ------------      ------    -----------

                        Class C                    Class T
                   -------------------       --------------------
                   Shares       Amount       Shares        Amount
                   ------       ------       ------        ------
Shares sold          9,419    $ 124,617        22,306    $    279,230
Shares issued as
 reinvestment of
 dividends           5,343       65,485       178,879       2,227,493
Shares redeemed    (11,961)    (148,181)   (2,345,539)    (31,109,175)
                   -------     --------    ----------     -----------
Net increase
 (decrease) in
 shares
 outstanding         2,801    $  41,921    (2,144,354)   $(28,584,452)
                   -------     --------    ----------     -----------

NOTE 6. CREDIT RISK AND DEFAULTED SECURITIES

Although the Funds have a diversifed portfolio, the High Yield Fund III and Balance Sheet Opportunities Fund had 85.69% and 3.20%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 1999, the Balance Sheet Opportunities Fund and High Yield Fund III held Hurricane Hydrocarbons and Unifi Communications, Inc., respectively, securities in default.

For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 7. SECURITY LOANS

Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Funds also continue to earn income on the securities loaned. At December 31, 1999, the Funds did not have any securities on loan.

NOTE 8. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

At December 31, 1999, the High Yield III Fund had capital loss carryforwards acquired from Northstar Strategic Income Fund expiring December 31, 2002, 2003, 2006 and 2007 of $407,161, $1,301,325, $8,798,705 and $21,434,136, respectively.
The Government Securities Fund had capital loss carryforwards expiring December 31, 2002, 2005 and 2007 of $16,131,129, $2,339,660, and $5,210,021,
respectively. During 1999, the MidCap Opportunities Fund utilized the prior year's capital loss carryforward amount of $699,683.

NOTE 9. COMPENSATING BALANCE ARRANGEMENT

The Funds have an informal compensating balance with the Custodian whereby the Funds may have overdrafts in their respective accounts and have no interest assessed on the overdrafts. In return, the Funds are required to maintain positive balances to offset negative balances. The required deposits are calculated by dividing the overdrawn amounts by 0.90. At December 31, 1999, the Funds did not have any compensating balances.

NOTE 10. LETTER OF CREDIT

The Pilgrim Funds, Pilgrim Equity Trust, Northstar Galaxy Trust and Pilgrim Mayflower Trust (collectively, the "Funds") have entered into an unsecured committed

-------
Pilgrim
Funds
-------

        NOTES TO FINANCIAL STATEMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------

revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended December 31, 1999, the Funds did not have any loans outstanding.

NOTE 11. TRANSFER OF NET ASSETS

At the close of business November 20, 1998 (the "Closing"), the Pilgrim High Yield Fund III ("High Yield Fund III") acquired the net assets of the Northstar Strategic Income Fund, ("Strategic Income Fund") pursuant to an Agreement and Plan of Reorganization (the "Agreement") dated September 1, 1998. In accordance with the Agreement, the High Yield Fund III, at the Closing issued 4,822,341 shares having an aggregate value of $41,304,591, which included unrealized depreciation on investments of $1,662,193 and accumulated net realized loss of ($10,632,610). As a result the High Yield Fund III issued 1.184579439 shares for each Strategic Fund Class A; 1.183197200 shares for each Strategic Fund Class B;
1.180863477 shares for each Strategic Fund Class C; and 1.184579439 shares for each Strategic Fund Class T. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Directly after the merger the combined net assets in the High Yield Fund III were $283,575,377 with a net asset value of $8.56 for Class A, $8.57 for Class B and C, and $8.56 for Class T shares.

NOTE 12. SUBSEQUENT EVENTS

On   November   16,  1999  the  Board  of  Trustees   approved   the   following
reorganizations:

 * Pilgrim High Yield III Fund merging into
      Pilgrim High Yield II Fund

 * Pilgrim Government Securities Fund merging into Pilgrim Government Securities Income Fund

 * Pilgrim Income & Growth Fund and Pilgrim Balance Sheet Opportunities Fund merging into Pilgrim Balanced Fund.

Proxy statements dated February 8, 2000 for these reorganizations have been mailed to the shareholders. Special meetings of shareholders are to be held on March 24, 2000 to approve such reorganizations. Upon approval, the reorganizations will occur after the close of business on March 31, 2000.

TAX INFORMATION (UNAUDITED)

The amount of the long-term capital gain paid for the year ended December 31, 1999 was $5,745,207, $47,560,972, $227,114, $1,992,542, and $1,097,429 for the
Balance Sheet Opportunities Fund, Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund, and High Yield Fund III, respectively.

Of the ordinary distribution made during the year ended December 31, 1999, the following percentages qualify for the dividend received deduction available to corporate shareholders; 22%, 1%, 0.75%, 0.09%, and 2% for the Balance Sheet Opportunities Fund, Growth Opportunities Fund, MidCap Opportunities Fund, SmallCap Opportunities Fund, and High Yield Fund III, respectively.

The above figures may differ from those cited elsewhere in this report due to the difference in the calculation of income and gains for Securities and Exchange Commission (book) purpose and Internal Revenue Service (tax) purposes.

Pilgrim
Growth Opportunities
Fund

               PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------
  Shares                                           Value
----------------------------------------------------------
COMMON STOCKS: 97.16%
              Capital Goods: 2.69%
  21,000  @   Brocade
              Communications
              Systems, Inc.                   $  3,717,000
  38,700      General Electric Co.               5,988,825
  18,100  @   Sanmina Corp.                      1,807,738
                                              ------------
                                                11,513,563
                                              ------------
              Communication Services: 5.11%
  72,800      AT&T Corp.                         3,694,600
  27,100  @   Allegiance Telecom,
              Inc.                               2,499,975
   8,250  @   MCI WorldCom, Inc.                   437,766
  37,700  @   Nextel
              Communications,
              Inc.                               3,887,813
  59,900  @   Tritel, Inc.                       1,898,081
  42,600  @   VoiceStream Wireless
              Corp.                              6,062,513
  50,400  @   Western Wireless Corp.             3,364,200
                                              ------------
                                                21,844,948
                                              ------------
              Computer Communications: 6.43%
  61,100  @   Adaptec, Inc.                      3,047,363
  38,100  @   Applied Micro Circuits
              Corp.                              4,848,225
  63,900  @   Cabletron Systems, Inc.            1,661,400
  55,200  @   Cisco Systems, Inc.                5,913,300
  17,500  @   Finistar Corp.                     1,572,813
  14,100  @   Foundry Networks, Inc.             4,253,794
   6,500  @   Juniper Networks, Inc.             2,210,000
  22,300  @   Redback Networks,
              Inc.                               3,958,250
                                              ------------
                                                27,465,145
                                              ------------
              Computer Software: 6.36%
  31,400  @   Microsoft Corp.                    3,665,950
  70,300  @   Oracle Corp.                       7,877,994
  17,400  @   Phone.com, Inc.                    2,017,313
  54,800  @   Sapient Corp.                      7,723,375
  60,700  @   Siebel Systems, Inc.               5,098,800
   5,100  @   TIBCO Software, Inc.                 780,300
                                              ------------
                                                27,163,732
                                              ------------
              Consumer Cyclicals: 10.14%
  73,100  @   Abercrombie & Fitch
              Co.                                1,950,856
  58,700  @   Bed Bath & Beyond,
              Inc.                               2,039,825
 116,700  @   Cendant Corp.                      3,099,844
  19,200  @   Chemdex Corp.                      2,131,200
  29,600  @   Costco Wholesale
              Corp.                              2,701,000
  12,200  @   DoubleClick, Inc.                  3,087,363
  26,300      Dow Jones +
              Company, Inc.                      1,788,400
   1,000  @   Freemarkets, Inc.                    341,313
  64,700      Gap, Inc.                          2,976,200
  52,800      Home Depot, Inc.                $  3,620,100
  72,700      Lowe's Companies,
              Inc.                               4,343,825
  34,700      Nike, Inc.                         1,719,819
 119,400  @   Office Depot, Inc.                 1,305,938
  42,800  @   Pacific Sunwear of
              California, Inc.                   1,364,250
  38,200  @   Staples, Inc.                        792,650
  13,800  @   TMP Worldwide, Inc.                1,959,600
  29,800      Tribune Co.                        1,640,863
  49,500      Wal-Mart Stores, Inc.              3,421,688
  42,800  @   Gemstar International
              Group Ltd.                         3,049,500
                                              ------------
                                                43,334,234
                                              ------------
              Consumer Staples: 8.37%
  62,800  @   Adelphia
              Communications
              Corp.                              4,121,250
  68,900      Avon Products, Inc.                2,273,700
  64,000  @   Charter
              Communications,
              Inc.                               1,400,000
  33,000  @   Clear Channel
              Communications,
              Inc.                               2,945,250
  29,800      Coca-Cola Co.                      1,735,850
  63,500      Walt Disney Co.                    1,857,375
  37,400  @   Emmis
              Communications
              Corp.                              4,661,559
  84,000      Gillette Co.                       3,459,750
 148,325  @   Infinity Broadcasting
              Corp.                              5,367,511
  55,600      Kimberly-Clark Corp.               3,627,900
  19,300      Procter & Gamble Co.               2,114,556
  17,200  @   United Pan-Europe
          @@  Communications
              N.V. ADR                           2,193,000
                                              ------------
                                                35,757,701
                                              ------------
              Diversified Electronic Products: 1.69%
  44,800  @   JDS Uniphase Corp.                 7,226,800
                                              ------------
              EDP Peripherals: 2.15%
  46,900  @   Lexmark International
              Group, Inc.                        4,244,450
  31,000  @   QLogic Corp.                       4,956,125
                                              ------------
                                                 9,200,575
                                              ------------
              EDP Services: 2.56%
  40,400  @   BEA Systems, Inc.                  2,825,475
  41,500  @   Computer Sciences
              Corp.                              3,926,938
  55,400      Electronic Data
              Systems Corp.                      3,708,338
  17,800  @   Infonet Services Corp.               467,250
                                              ------------
                                                10,928,001
                                              ------------
              Electronic Data Processing: 0.99%
  23,100  @   Apple Computer, Inc.            $  2,374,969
  23,800  @   Sun Microsystems, Inc.             1,843,013
                                              ------------
                                                 4,217,982
                                              ------------
              Electronic Production Equipment: 5.64%
  18,400  @   Applied Materials, Inc.            2,331,050
  25,800  @   KLA-Tencor Corp.                   2,873,475
  52,300  @   Lam Research Corp.                 5,834,719
  39,300  @   Novellus Systems, Inc.             4,815,478
  89,724  @   Taiwan Semiconductor
          @@  Manufacturing Co.
              Ltd. ADR                           4,037,580
  63,500  @   Teradyne, Inc.                     4,191,000
                                              ------------
                                                24,083,302
                                              ------------
              Energy: 0.82%
  43,558      Exxon Mobil Corp.                  3,509,141
                                              ------------
              Financials: 8.57%
  38,200      American International
              Group, Inc.                        4,130,375
  63,000      Aon Corp.                          2,520,000
  71,200      Bank of New York Co.,
              Inc.                               2,848,000
  30,000      Capital One Financial
              Corp.                              1,445,625
  16,900      Chase Manhattan Corp.              1,312,919
  95,700      Citigroup, Inc.                    5,317,331
  26,000      Fannie Mae                         1,623,375
  67,500      First Tennessee
              National Corp.                     1,923,750
  24,000      Firstar Corp.                        507,000
  43,200      Marsh & McLennan
              Cos., Inc.                         4,133,700
  34,500      Merrill Lynch & Co.,
              Inc.                               2,880,750
  13,100      Morgan Stanley Dean
              Witter & Co.                       1,870,025
  50,800      The PMI Group, Inc.                2,479,675
  32,400      Paine Webber Group,
              Inc.                               1,257,525
  22,400      Zions Bancorp.                     1,325,800
  20,300  @@  XL Capital Ltd.                    1,053,063
                                              ------------
                                                36,628,913
                                              ------------
              Healthcare: 9.37
  49,500      Becton, Dickinson & Co.            1,324,125
  10,700  @   Biogen, Inc.                         904,150
 114,900  @   Boston Scientific Corp.            2,513,438
  28,500  @   Genetech, Inc.                     3,833,250
  18,000  @   IDEC Pharmaceuticals
              Corp.                              1,768,500
  48,000  @   Immunex Corp.                      5,256,000
  48,150  @   King Pharmaceuticals,
              Inc.                               2,699,409
  27,200  @   MedImmune, Inc.                    4,511,800
  37,800      Medtronic, Inc.                    1,377,326

                 See Accompanying Notes to Financial Statements

Pilgrim
Growth Opportunities
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Shares                                           Value
----------------------------------------------------------
              Health Care: 9.37% (con't)
  61,800      Merck & Co., Inc.               $  4,144,463
  31,800  @   Sepracor, Inc.                     3,154,163
  45,000      Stryker Corp.                      3,133,125
  74,900  @   Tenet Healthcare Corp.             1,760,150
  30,600      United HealthCare
              Corp.                              1,625,625
  24,900      Warner-Lambert Co.                 2,040,244
                                              ------------
                                                40,045,768
                                              ------------
              Internet Services: 7.68%
   1,800  @   Akamai Technologies,
              Inc.                                 589,725
  38,600  @   America Online, Inc.               2,911,888
  71,700  @   AppNet Systems, Inc.               3,136,875
  50,600  @   Exodus
              Communications,
              Inc.                               4,493,913
  20,400  @   Inktomi Corp.                      1,810,500
  13,900  @   RealNetworks, Inc.                 1,672,344
  32,400  @   VeriSign, Inc.                     6,186,375
  34,800  @   Vignette Corp.                     5,672,400
  14,700  @   Yahoo!, Inc.                       6,360,506
                                              ------------
                                                32,834,526
                                              ------------
              Precision Instruments: 1.28%
  70,600  @   Agilent Technologies,
              Inc.                               5,458,263
                                              ------------
              Semiconductors: 8.06%
  35,200  @   Analog Devices, Inc.            $  3,273,600
 191,200  @   Atmel Corp.                        5,652,350
  81,400  @   Lattice Semiconductor
              Corp.                              3,835,975
  37,200  @   Maxim Integrated
              Products, Inc.                     1,755,375
  42,500  @   Micron Technology,
              Inc.                               3,304,375
  25,900  @   PMC-Sierra, Inc.                   4,152,094
  22,600  @   SDL, Inc.                          4,926,800
  69,200  @   Vitesse Semiconductor
              Corp.                              3,628,675
  85,800  @   Xilinx, Inc.                       3,901,219
                                              ------------
                                                34,430,463
                                              ------------
              Telecommunications Equipment: 6.97%
  39,000  @   CIENA, Corp.                       2,242,500
  21,800  @   Ditech
              Communications
              Corp.                              2,038,300
  37,900  @@  Ericsson (LM) Tel-SP
              ADR                                2,489,556
  20,400      Lucent Technologies,
              Inc.                               1,526,175
  22,000      Motorola, Inc.                     3,239,500
  49,200  @   Next Level
              Communications Inc.                3,683,850
  43,600  @@  Nortel Networks Corp.              4,403,600
  41,200  @   QUALCOMM, Inc.                     7,256,350
   9,400  @   Sycamore Networks,
              Inc.                               2,895,200
                                              ------------
                                                29,775,031
                                              ------------
              Transportation: 2.28%
  32,400  @   AMR Corp.                       $  2,170,800
  33,200  @   Continental Airlines,
              Inc.                               1,473,250
  26,300      Delta Air Lines, Inc.              1,310,069
  25,100  @   UAL Corp.                          1,946,819
  41,300      United Parcel Service
              Inc.                               2,849,700
                                              ------------
                                                 9,750,638
                                              ------------
              Total Commom Stocks
              (Cost $260,839,113)              415,168,726
                                              ------------
              (Cost $260,839,113)              415,168,726
                                              ------------
Principal
Amount                                           Value
----------------------------------------------------------
SHORT TERM INVESTMENTS: 3.06%
              Repurchase Agreement: 3.06%
$13,092,000   State Street Bank & Trust
              3.00% due 01/03/00
              (Collateralized by
              $13,225,000 U.S.
              Treasury Notes, 6.250%
              due 10/31/01, Market
              Value $13,357,250)              $ 13,092,000
                                              ------------
              Total Short-Term
              Investments (Cost
              $13,092,000)                      13,092,000
                                              ------------
              Total Investments
              (Cost
              $273,931,113)*       100.23%     428,260,726
              Other Liabilities
              and Assets,
              Net                   (0.23%)       (965,220)
                                   ------     ------------
              Net Assets           100.00%    $427,295,506
                                   ======     ============
@   -- Non-income producing security.
@@  -- Foreign Issuer
ADR -- American Depository Receipt

* Cost for federal income tax purposes is $275,457,915.
Net unrealized appreciation consists of:

              Gross Unrealized
              Appreciation                    $155,066,799
              Gross Unrealized
              Depreciation                      (2,263,988)
                                              ------------
              Net Unrealized
              Appreciation                    $152,802,811
                                              ============

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap Opportunities
Fund

               PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------
Shares                                           Value
----------------------------------------------------------
COMMON STOCKS: 91.66%
              Capital Goods: 3.04%
   6,500  @   Brocade
              Communications
              Systems, Inc.                   $  1,150,500
  20,400  @   KEMET Corp.                          919,275
  12,600  @   Flextronics
              International Ltd.                   579,600
                                              ------------
                                                 2,649,375
                                              ------------
              Communication Services: 6.08%
   6,300  @   Allegiance Telecom,
              Inc.                                 581,175
  20,000  @   Focal Communications
              Corp.                                482,500
  15,800  @   Intermedia
              Communications,
              Inc.                                 613,238
     900  @   Time Warner Telecom,
              Inc.                                  44,944
  12,500  @   Tritel, Inc.                         396,094
  15,700  @   VoiceStream Wireless
              Corp.                              2,234,304
  11,900  @   Western Wireless Corp.               794,324
   4,900  @   Williams
              Communications
              Group, Inc.                          141,794
                                              ------------
                                                 5,288,373
                                              ------------
              Computer Communications: 3.74%
   5,000  @   Cobalt Networks, Inc.                541,875
   3,700  @   Finistar Corp.                       332,538
   2,600  @   Foundry Networks, Inc.               784,388
   1,200  @   Juniper Networks, Inc.               408,000
   6,700  @   Redback Networks,
              Inc.                               1,189,250
                                              ------------
                                                 3,256,051
                                              ------------
              Computer Software: 12.30%
  12,200  @   Aspect
              Communications,
              Inc.                                 477,325
   9,900  @   BMC Software, Inc.                   791,381
   6,000  @   Business Objects SA
              ADR                                  801,750
  16,200  @   J.D. Edwards & Co.                   483,975
  11,200  @   Inet Technologies, Inc.              782,600
   8,000  @   Legato Systems, Inc.                 550,500
   6,700  @   Macromedia, Inc.                     489,938
  10,000  @   Mercury Interactive
              Corp.                              1,079,375
  15,800  @   Network Associates,
              Inc.                                 421,663
   6,400  @   New Era of Networks,
              Inc.                            $    304,800
  12,100  @   Parametric Technology
              Corp.                                327,456
   2,400  @   Phone.com, Inc.                      278,250
  12,400  @   Rational Software
              Corp.                                609,150
  11,400  @   Sapient Corp.                      1,606,688
   8,800  @   Siebel Systems, Inc.                 739,200
  12,000  @   Opentv Corp.                         963,000
                                              ------------
                                                10,707,051
                                              ------------
              Consumer Cyclicals: 8.02%
  15,100  @   Abercrombie & Fitch
              Co.                                  402,981
  16,200  @   American Eagle
              Outfitters, Inc.                     729,000
   4,100  @   Chemdex Corp.                        455,100
  15,600  @   Cost Plus, Inc.                      555,750
   9,600  @   Dollar Tree Stores, Inc.             465,000
  31,700  @   Gentex Corp.                         879,675
   5,000  @   MIPS Technologies,
              Inc.                                 260,000
  24,800  @   Office Depot, Inc.                   271,250
   2,900  @   TMP Worldwide, Inc.                  411,800
   3,200      Talbots, Inc.                        142,800
   9,600      Tiffany & Co.                        856,800
   8,600  @   Williams-Sonoma, Inc.                395,600
  16,200  @   Gemstar International
              Group Ltd.                         1,154,250
                                              ------------
                                                 6,980,006
                                              ------------
              Consumer Staples: 4.48%
  13,400  @   Charter
              Communications,
              Inc.                                 293,125
   8,100  @   Emmis
              Communications
              Corp.                              1,009,589
  12,400  @   Entercom
              Communications
              Corp.                                818,400
   6,000  @   RCN Corp.                            291,000
   7,800  @   Radio One, Inc.                      717,600
   7,500  @   Univision
              Communications,
              Inc.                                 766,406
                                              ------------
                                                 3,896,120
                                              ------------
              Diversified Electronic Products: 2.11%
  11,400  @   JDS Uniphase Corp.                 1,838,963
                                              ------------
   7,900  @   Network Appliance,
              Inc.                            $    656,194
                                              ------------
  11,700  @   CSG Systems
              International, Inc.                  466,538
  36,600  @   Cadence Design
              Systems, Inc.                        878,400
   3,500  @   Mcafee.com Corp.                     157,500
  21,900  @   Tenfold Corp.                        874,631
                                              ------------
                                                 2,377,069
                                              ------------
              Electronic Components: 0.74%
   4,800  @   E-Tek Dynamics, Inc.                 646,200
                                              ------------
              Electronic Data Processing: 0.68%
   5,800  @   Apple Computer, Inc.                 596,313
                                              ------------
              Electronic Production Equipment: 4.59%
   4,400  @   KLA-Tencor Corp.                     490,050
  15,400  @   Lam Research Corp.                 1,718,063
   7,500  @   Novellus Systems, Inc.               918,984
   7,600  @@  ASM Lithography
          @   Holding N.V.                         864,500
                                              ------------
                                                 3,991,597
                                              ------------
              Energy: 5.32%
  11,900      Apache Corp.                         439,556
  17,300  @   BJ Services Co.                      723,356
  34,200      ENSCO International,
              Inc.                                 782,325
   9,400      Murphy Oil Corp.                     539,325
  33,500  @   Nabors Industries, Inc.            1,036,406
  24,900  @@  Precision Drilling
          @   Corp.                                639,619
   8,000      Vastar Resources, Inc.               472,000
                                              ------------
                                                 4,632,587
                                              ------------
              Financials: 4.70%
  20,800  @@  Ace, Ltd.                            347,100
   4,900      Dain Rauscher Corp.                  227,850
  16,400      First Tennessee
              National Corp.                       467,400
  21,000      Metris Cos., Inc.                    749,432
  12,500      PMI Group, Inc.                      610,156
   8,700      S1 Corp.                             679,688
  13,400      Zions Bancorp.                       793,113
   4,200  @@  XL Capital Ltd.                      217,875
                                              ------------
                                                 4,092,614
                                              ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
MidCap Opportunities
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Shares                                           Value
----------------------------------------------------------
              Health Care: 6.08%
   4,600  @   Affymetrix, Inc.                $    780,563
  36,000  @   Cephalon, Inc.                     1,244,250
  10,500  @   COR Therapeutics, Inc.               282,188
  18,600  @   Ivax Corp.                           478,950
   6,200  @   MedImmune, Inc.                    1,028,425
  34,800  @   Oxford Health Plans,
              Inc.                                 441,525
  10,500  @   Sepracor, Inc.                     1,041,469
                                              ------------
                                                 5,297,370
                                              ------------
              Internet Services: 10.51%
  17,600  @   AppNet Systems, Inc.                 770,000
   6,000  @   Broadbase Software,
              Inc.                                 675,000
  10,100  @   CyberSource Corp.                    522,675
   4,100  @   F5 Networks, Inc.                    467,400
   3,700  @   Network Solutions, Inc.              804,981
   3,000  @   Portal Software, Inc.                308,625
   9,300  @   Proxicom, Inc.                     1,156,106
   4,800  @   Quest Software, Inc.                 489,600
  10,600  @   Software.com, Inc.                 1,017,600
   7,300  @   VeriSign, Inc.                     1,393,844
   9,700  @   Viant Corp.                          960,300
   3,600  @   Vignette Corp.                       586,800
                                              ------------
                                                 9,152,931
                                              ------------
              Metal Fabrications: 1.05%
  22,600  @   CommScope, Inc.                      911,063
                                              ------------
              Precision Instruments: 0.54%
   3,900      PE Corp. - PE
              Biosystems Group                     469,219
                                              ------------
              Semiconductors: 9.61%
   9,900  @   Analog Devices, Inc.            $    920,700
  38,000  @   Atmel Corp.                        1,123,375
  11,200  @   Conexant Systems, Inc.               743,400
  30,900  @   Cypress Semiconductor
              Corp.                              1,000,388
  20,700  @   Fairchild
              Semiconductor Corp.                  615,825
  10,000  @   Micrel, Inc.                         569,375
  11,000  @   Microchip Technology,
              Inc.                                 752,813
  23,500  @   National
              Semiconductor Corp.                1,006,094
   8,200  @   TriQuint
              Semiconductor, Inc.                  912,250
  13,800  @   Vitesse Semiconductor
              Corp.                                723,638
                                              ------------
                                                 8,367,858
                                              ------------
              Telecommunications Equipment: 2.41%
   8,600  @   Comverse Technology,
              Inc.                               1,244,850
   9,100  @   Ditech
              Communications
              Corp.                                850,850
                                              ------------
                                                 2,095,700
                                              ------------
              Transportation: 0.99%
   7,100  @   Continental Airlines,
              Inc.                                 315,063
  11,000      Delta Air Lines, Inc.                547,938
                                              ------------
                                                   863,001
                                              ------------
              Utilities: 1.19%
   8,800  @   Calpine Corp.                   $    563,200
  17,100      Washington Gas Light
              Co.                                  470,250
                                              ------------
                                                 1,033,450
                                              ------------
              Total Common Stocks
              (Cost $47,014,938)                79,799,105
                                              ------------
              Total Long Term
              Investments
              (Cost $47,014,938)                79,799,105
                                              ------------
 Principal
   Amount                                        Value
----------------------------------------------------------
SHORT TERM INVESTMENTS: 8.31%
              Repurchase Agreement: 8.31%
$7,230,000    State Street Bank & Trust
              3.00% due 01/03/00
              (Collateralized by
              $7,515,000 U.S. Treasury
              Notes, 0.000% due
              05/04/00, Market Value
              $7,375,973)                     $  7,230,000
                                              ------------
              Total Short-Term
              Investments (Cost
              $7,230,000)                        7,230,000
                                              ------------
              Total Investments
              (Cost
              $54,244,938)*         99.97%      87,029,105
              Other Liabilities
              and Assets,
              Net                    0.03%          27,691
                                   -------    ------------
              Net Assets           100.00%    $ 87,056,796
                                   =======    ============

@   -- Non-income producing security
@@  -- Foreign issuer
ADR -- American Depository Receipt
* Cost for federal income tax purposes is $54,288,857.
Net unrealized appreciation consists of:
              Gross Unrealized
              Appreciation                    $ 33,197,515
              Gross Unrealized
              Depreciation                        (457,267)
                                              ------------
              Net Unrealized
              Appreciation                    $ 32,740,248
                                              ============

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap Opportunities
Fund

               PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------
Shares                                           Value
----------------------------------------------------------
COMMON STOCKS: 92.38%
              Capital Goods: 1.92%
  98,300  @   Advanced Energy
              Industries, Inc.                $  4,841,275
  18,200  @   Brocade
              Communications
              Systems, Inc.                      3,221,400
  29,400  @   Dupont Photomasks,
              Inc.                               1,418,550
                                              ------------
                                                 9,481,225
                                              ------------
              Communication Services: 3.36%
  84,300  @   AirGate PCS, Inc.                  4,446,825
  46,800  @   Ibasis, Inc.                       1,345,500
  40,500  @   Illuminet Holdings, Inc.           2,227,500
  56,500  @   IXnet, Inc.                        1,702,063
  75,400  @   Powerwave
              Technologies, Inc.                 4,401,475
  76,400  @   US LEC Corp.                       2,463,900
                                              ------------
                                                16,587,263
                                              ------------
              Computer Communications: 3.59%
  38,500  @   Applied Micro Circuits
              Corp.                              4,899,125
  23,200  @   Emulex Corp.                       2,610,000
  26,600  @   JNI Corp.                          1,755,600
  20,000  @   Redback Networks,
              Inc.                               3,550,000
  67,950  @   TranSwitch Corp.                   4,930,622
                                              ------------
                                                17,745,347
                                              ------------
              Computer Software: 11.89%
  73,900  @   Aspect Development,
              Inc.                               5,062,150
 125,500  @   Bottomline
              Technologies, Inc.                 4,518,000
  32,600  @   Digimarc Corp.                     1,630,000
  13,900  @   E. piphany, Inc.                   3,101,438
  58,900  @   Inet Technologies, Inc.            4,115,638
  30,100  @   Micromuse, Inc.                    5,117,000
  41,900  @   Mission Critical
              Software, Inc.                     2,933,000
  76,400  @   Netiq Corp.                        3,977,575
  72,000  @   NetScout Systems, Inc.             2,232,000
  34,200  @   New Era of Networks,
              Inc.                               1,628,775
  30,000  @   Packeteer, Inc.                    2,130,000
  77,600  @   Primus Knowledge
              Solutions, Inc                     3,516,250
  34,400  @   Sapient Corp.                      4,848,250
 146,800  @   Serena Software, Inc.              4,541,625
  21,000  @   Siebel Systems, Inc.               1,764,000
   1,500  @   Virginia Linux Systems,
              Inc.                                 309,938
  84,800  @   Verity, Inc.                       3,609,300
  89,100  @   BackWeb Technologies
              Ltd.                               3,753,338
                                              ------------
                                                58,788,277
                                              ------------
               Consumer Cyclicals: 5.86%
  11,000  @    Aether Systems, Inc.           $    787,875
  52,800  @    American Eagle
               Outfitters, Inc.                  2,376,000
  98,400  @    AnnTaylor Stores Corp.            3,388,650
  85,300  @    Braun Consulting, Inc.            6,098,950
  38,900  @    Corporate Executive
               Board Co.                         2,173,538
  71,200  @    Management Network
               Group, Inc.                       2,322,900
  57,500  @    Mediaplex, Inc.                   3,608,125
  77,700  @    Men's Wearhouse, Inc.             2,282,438
 117,550  @    Pacific Sunwear of
               California, Inc.                  3,746,906
  15,500  @    TMP Worldwide, Inc.               2,201,000
                                              ------------
                                                28,986,382
                                              ------------
               Consumer Staples: 7.79%
 108,000  @    Acme
               Communications,
               Inc.                              3,591,000
 330,300       Blockbuster, Inc.                 4,417,763
 137,200  @    Classic Commune, Inc.             5,016,375
 111,900  @    Cumulus Media, Inc.               5,678,925
  42,700  @    Emmis
               Communications
               Corp.                             5,322,155
 183,100  @    Korn/Ferry International          6,660,263
  11,100  @    Official Payments
               Corp.                               577,200
  52,700  @    Radio One, Inc.                   4,848,400
  82,200  @    Radio Unica Corp.                 2,373,525
                                              ------------
                                                38,485,606
                                              ------------
               Diversified Commercial Services: 2.79%
 144,300  @    Dendrite International,
               Inc.                              4,888,163
  77,200  @    Exchange Applications,
               Inc.                              4,313,550
 111,900  @    SalesLogix Corp.                  4,594,894
                                              ------------
                                                13,796,607
                                              ------------
               EDP Peripherals: 1.04%
  28,400  @    Immersion Corp.                   1,089,850
  25,400  @    QLogic Corp.                      4,060,825
                                              ------------
                                                 5,150,675
                                              ------------
               EDP Services: 2.64%
  37,300  @    Concord
               Communications,
               Inc.                              1,655,188
 136,100  @    Lightbridge, Inc.                 3,776,775
  54,900  @    QRS Corp.                         5,764,500
  45,800  @    Tenfold Corp.                     1,829,138
                                              ------------
                                                13,025,601
                                              ------------
               Electronic Components: 0.39%
  68,000  @    Spectrian Corp.                $  1,921,000
                                              ------------
               Electronic Production Equipment: 6.99%
  79,600  @    Asyst Technologies,
               Inc.                              5,218,775
  51,500  @    Credence Systems
               Corp.                             4,454,750
  87,500  @    Cymer, Inc.                       4,025,000
 133,100  @    Kulicke & Soffa
               Industies, Inc.                   5,665,069
  42,000  @    Lam Research Corp.                4,685,625
  74,600  @    PRI Automation, Inc.              5,007,525
 105,900  @    Rudolph Technologies,
               Inc.                              3,547,650
  56,500  @    Varian Semiconductor
               Equipment
               Associates, Inc.                  1,921,000
                                              ------------
                                                34,525,394
                                              ------------
               Energy: 2.03%
 125,000  @    Atwood Oceanics, Inc.             4,828,125
  49,300  @    Louis Dreyfus Natural
               Gas Corp.                           893,563
 158,700  @    National-Oilwell, Inc.            2,489,606
 130,600  @    Spinnaker Exploration
               Co.                               1,844,725
                                              ------------
                                                10,056,019
                                              ------------
               Financials: 1.47%
 127,100  @    CompuCredit Corp.                 4,893,350
  27,200       Dain Rauscher Corp.               1,264,800
  96,600  @    Quotesmith.com, Inc.              1,098,825
                                              ------------
                                                 7,256,975
                                              ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
SmallCap Opportunities
Fund

          PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Shares                                            Value
----------------------------------------------------------
              Health Care: 12.74%
  37,700  @   Abgenix, Inc.                   $  4,995,250
  91,100  @   Alkermes, Inc.                     4,475,288
 145,600  @   Aurora Bioscience
              Corp.                              3,858,400
  53,400  @   Celgene Corp.                      3,738,000
 141,300  @   Cephalon, Inc.                     4,883,681
 184,400  @   COR Therapeutics, Inc.             4,955,750
  84,300  @   Cytyc Corp.                        5,147,569
 170,500  @   Ilex Oncology, Inc.                4,113,313
  20,800  @   Invitrogen Corporation             1,248,000
  65,850  @   King Pharmaceuticals,
              Inc.                               3,691,716
 183,600  @   Oxford Health Plans,
              Inc.                               2,329,425
  14,000  @   Pe Corp.                           2,086,000
 105,100  @   PathoGenesis Corp.                 2,253,081
  58,200  @   Pharmacopeia, Inc.                 1,316,775
  68,700  @   Progenics
              Pharmaceuticals, Inc.              3,357,713
  83,500  @   Protein Design Labs,
              Inc.                               5,845,000
  58,600  @   Sciquest Common, Inc.              4,658,700
                                              ------------
                                                62,953,661
                                              ------------
              Internet Services: 15.75%
 119,400  @   Accrue Software, Inc.              6,462,525
  15,900  @   Agile Software Corp.               3,454,027
  92,900  @   AppNet Systems, Inc.               4,064,375
  37,900  @   Art Technology Group,
              Inc.                               4,855,938
  44,400  @   Bluestone Software,
              Inc.                               5,106,000
  50,700  @   C Bridge Internet
              Solutions, Inc.                    2,465,288
  21,900  @   Commerce One, Inc.                 4,303,350
  65,900  @   CyberSource Corp.                  3,410,325
  71,100  @   Cysive, Inc.                       5,123,636
 109,800  @   Digital Insight Corp.              3,993,975
  15,700  @   F5 Networks, Inc.                  1,789,800
  11,400  @   Liberate Technologies,
              Inc.                               2,929,800
  63,600  @   Luminant Worldwide
              Corp.                              2,893,800
  86,200  @   National Information
              Consortium, Inc.                   2,758,400
  63,300  @   Netegrity, Inc.                    3,604,144
   7,300  @   Ondisplay, Inc.                      663,388
 115,800  @   Open Market, Inc.                  5,225,475
  31,000  @   Pfsweb, Inc.                       1,162,500
  12,500  @   Preview Systems, Inc.                810,938
  51,300  @   Proxicom, Inc.                     6,377,231
  55,200  @   Quintus Corp.                      2,532,300
  40,400  @   Software.com, Inc.                 3,878,400
                                              ------------
                                                77,865,615
                                              ------------
              Recreational Products/Toys: 0.67%
 143,650  @   THQ, Inc.                       $  3,330,884
                                              ------------
  37,100  @   Alpha Industries, Inc.             2,126,294
  39,800  @   Anadigics, Inc.                    1,878,056
  81,200  @   Atmel Corp.                        2,400,475
  84,500  @   Fairchild
              Semiconductor Corp.                2,513,875
  17,700  @   GlobeSpan, Inc.                    1,152,713
  69,400  @   Micrel, Inc.                       3,951,463
  25,000  @   PMC-Sierra, Inc.                   4,007,813
 207,300  @   QuickLogic Corp.                   3,420,450
  90,600  @   Semtech Corp.                      4,722,525
  31,800  @   Silicon Image, Inc.                2,227,988
 103,350  @   TriQuint
              Semiconductor, Inc.               11,497,688
                                              ------------
                                                39,899,340
                                              ------------
              Telecommunications Equipment: 3.39%
 103,600  @   Airnet Commerce
              Corp.                              3,768,450
  43,400  @   Ditech
              Communications
              Corp.                              4,057,900
  33,100  @   MCK Communications,
              Inc.                                 744,750
  14,700  @   Paradyne Networks,
              Inc.                                 400,575
  18,000  @   Terayon
              Communication
              Systems, Inc.                      1,130,625
  89,900  @   Virata Corp.                       2,685,763
 206,300  @   World Access, Inc.                 3,971,275
                                              ------------
                                                16,759,338
                                              ------------
              Total Common Stocks
              (Cost $267,788,513)              456,615,209
                                              ------------
              Total Long Term
              Investments (Cost
              $267,788,513)                    456,615,209
                                              ------------
Principal
Amount                                             Value
----------------------------------------------------------
SHORT TERM INVESTMENTS: 11.56%

              Repurchase Agreement: 11.56%
$57,142,000   State Street Bank & Trust
              3.00% due 01/03/00
              (Collateralized by
              $32,465,000 U.S.
              Treasury Notes, 6.250%
              due 10/31/01, Market
              Value $32,789,650, and
              $24,850,000 U.S.
              Treasury Notes, 6.375%
              due 08/15/02, Market
              Value $25,502,313)              $ 57,142,000
                                              ------------
              Total Short-Term
              Investments (Cost
              $57,142,000)                      57,142,000
                                              ------------
              Total Investments
              (Cost
              $324,930,513)*        103.94%    513,757,209
              Other Liabilities
              and Assets,
              Net                    (3.94%)   (19,488,229)
                                    ------    ------------
              Net Assets            100.00%   $494,268,980
                                    ======    ============

@ -- Non-income producing security
* Cost for federal income tax purposes is $326,870,766.
Net unrealized appreciation consists of:

              Gross Unrealized
              Appreciation                    $191,651,942
              Gross Unrealized
              Depreciation                      (4,765,499)
                                              ------------
              Net Unrealized
              Appreciation                    $186,886,443
                                              ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Government Securities
Fund

                PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------
Principal
Amount                        Rate      Maturity       Value
----------------------------------------------------------------
              U.S. GOVERNMENT SECURITIES: 98.73%
              U.S. Government: 5.93%
              U.S.Treasury
$ 6,100,000   Notes           0.00%       2005      $  4,374,432
              U.S.Treasury
  1,000,000   Notes           4.75%       2008           882,140
                                                    ------------
                                                       5,256,572
                                                    ------------
              Federal Home
              Loan Mortgage Corporation: 11.94%
 11,101,457   FHLMC           6.50%       2016        10,577,579
                                                    ------------
              Federal National Mortgage
              Association: 44.47%
  2,444,975   FNMA            6.16%       2006         2,327,693
 28,918,385   FNMA            6.50%     2013-2026     27,823,199
  5,481,011   FNMA            8.50%     2009-2011      5,618,280
  3,544,155   FNMA            9.00%       2007         3,644,950
                                                    ------------
                                                      39,414,122
                                                    ------------
              Government
              National Mortgage
              Association: 36.39%
 19,314,300   GNMA            7.00%     2023-2028     18,710,041
 13,679,610   GNMA            7.50%       2028        13,538,573
                                                    ------------
                                                      32,248,614
                                                    ------------
              Total U.S. Government
              Securities
              (Cost $90,077,891)                      87,496,887
                                                    ------------
              Total Long-Term Investments
              (Cost $90,077,891)                      87,496,887
                                                    ------------

Principal
Amount                                                 Value
----------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.97%
              Repurchase Agreement: 0.98%
   $863,000   State Street Bank & Trust
              3.00% due 01/03/00
              (Collateralized by
              $900,000 U.S. Treasury
              Notes, 0.00% due
              05/04/00 Market Value
              $883,350)                             $    863,000
                                                    ------------
              Total Short-Term
              Investments (Cost
              $863,000)                                  863,000
                                                    ------------
              Total Investments
              (Cost
              $90,940,891)*               99.70%      88,359,887
              Other Liabilities
              and Assets,
              Net                          0.30%         266,139
                                         ------     ------------
               Net Assets                100.00%    $ 88,626,026
                                         ======     ============

* Cost for federal income tax purposes is $90,948,960.
Net unrealized depreciation consists of:

              Gross Unrealized
              Appreciation                          $    114,521
              Gross Unrealized
              Depreciation                            (2,703,594)
                                                    ------------
              Net Unrealized
              Depreciation                          $ (2,589,073)
                                                    ============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund III

               PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------
Principal
Amount                                           Value
----------------------------------------------------------
CORPORATE BONDS: 88.89%
                 Aerospace & Defense: 0.97%
$2,000,000       Aviation Sales Co.,
                 8.125%, due
                 2/15/08                       $ 1,710,000
                                              ------------
                 Automotive: 1.57%
 3,400,000       Titan Wheel Int'l,
                 Inc., 8.750%, due
                 04/01/07                        2,771,000
                                              ------------
                 Broadcasting, Radio &
                 Television: 6.04%
 3,000,000  @@   Antenna Tv SA,
                 9.000%, due
                 08/01/07                        2,775,000
 2,900,000       Capstar Broadcasting
                 Partners, 9.250%,
                 due 07/01/07                    3,001,500
 1,000,000       Chancellor Media
                 Corp., 8.125%, due
                 12/15/07                        1,006,250
 1,250,000       Sinclair Broadcast
                 Group, Inc.,
                 10.000%, due
                 09/30/05                        1,250,000
 2,800,000       Sinclair Broadcast
                 Group, Inc.,
                 8.750%, due
                 12/15/07                        2,618,000
                                              ------------
                                                10,650,750
                                              ------------
                 Business Services: 2.82%
 3,500,000  #    Allied Waste North
                 America, Inc.,
                 10.000%, due
                 08/01/09                        3,132,500
 2,000,000       Iron Mountain, Inc.,
                 8.250%, due
                 07/01/11                        1,840,000
                                              ------------
                                                 4,972,500
                                              ------------
                 Cable & DBS: 10.06%
 4,000,000       Century
                 Communications
                 Corp., 0.000%, due
                 01/15/08                        1,760,000
 4,500,000       Charter
                 Communication
                 Holdings LLC,
                 8.625%, due
                 04/01/09                        4,185,000
 4,500,000       Echostar Dbs Corp.,
                 9.250%, due
                 02/01/06                        4,556,250
 3,000,000  @@   Rogers Cablesystems
                 Ltd., 9.625%, due
                 08/01/02                        3,101,250
 4,400,000  @@   Telewest PLC,
                 0/11.000%, due
                 10/01/07                        4,136,000
                                              ------------
                                                17,738,500
                                              ------------
                 Communications -- Wireless: 11.47%
  $500,000  @@   Colt Telecom Group
                 PLC, 0/12.000%,
                 due 12/15/06                  $   438,750
 4,000,000  #    Global Crossing
                 Holdings Ltd.,
                 9.500%, due
                 11/15/09                        3,975,000
 3,000,000       IXC Communications,
                 Inc., 9.000%, due
                 04/15/08                        3,045,000
 3,500,000       Level 3
                 Communications,
                 Inc., 9.125%, due
                 05/01/08                        3,329,375
 1,000,000       Metromedia Fiber
                 Network, Inc.,
                 10.000%, due
                 12/15/09                        1,025,000
 2,000,000       Metromedia Fiber
                 Network, Inc.,
                 10.000%, due
                 11/15/08                        2,060,000
 3,500,000       NEXTLINK
                 Communications,
                 Inc., 0/9.450%, due
                 04/15/08                        2,222,500
 1,500,000       NEXTLINK
                 Communications,
                 Inc., 9.000%, due
                 03/15/08                        1,436,250
 3,500,000       Qwest
                 Communications
                 Int'l, Inc.,
                 0/8.290%, due
                 02/01/08                        2,695,000
                                              ------------
                                                20,226,875
                                              ------------
                 Communications -- Wireless: 2.60%
 3,750,000  #    Nextel
                 Communications,
                 Inc., 9.375%, due
                 11/15/09                        3,703,125
 2,100,000  @@   Occidente Y Caribe
            #    Celular SA,
                 0/14.000%, due
                 03/15/04                          871,500
                                              ------------
                                                 4,574,625
                                              ------------
                 Consumer Products: 1.67%
 3,000,000  #    Scotts Co., 8.625%,
                 due 01/15/09                    2,940,000
                                              ------------
                 Finance, Insurance, Banking: 2.43%
 4,000,000       Americo Life, Inc.,
                 9.250%, due
                 06/01/05                        4,020,000
   500,000  @@ # Westways Funding II
                 Ltd., 22.175%, due
                 01/29/03                          266,250
                                              ------------
                                                 4,286,250
                                              ------------
                 Food, Beverages & Tobacco: 7.58%
$5,550,000  @@   Fage Dairy Industries
                 SA, 9.000%, due
                 02/01/07                     $  4,967,250
 3,000,000       North Atlantic
                 Trading, Inc.,
                 11.000%, due
                 06/15/04                        2,745,000
 2,200,000       Packaged Ice, Inc.,
                 9.750%, due
                 02/01/05                        2,024,000
 4,500,000       Standard Commercial
                 Tobacco Corp.,
                 8.875%, due
                 08/01/05                        3,622,500
                                              ------------
                                                13,358,750
                                              ------------
                 Gaming & Lottery: 10.95%
 2,000,000       Horseshoe Gaming
                 LLC, 8.625%, due
                 05/15/09                        1,935,000
 3,500,000       Int'l Game
                 Technology,
                 8.375%, due
                 05/15/09                        3,403,750
 2,500,000       Isle Capri Casinos,
                 Inc. 8.750%, due
                 04/15/09                        2,331,250
 4,500,000  @@   Jupiters Ltd., 8.500%,
                 due 03/01/06                    4,342,500
 3,000,000       Mohegan Tribal
                 Gaming, 8.125%,
                 due 01/01/06                    2,932,500
 4,398,000  #    Waterford Gaming
                 LLC Finance Corp.,
                 9.500%, due
                 03/15/10                        4,354,020
                                              ------------
                                                19,299,020
                                              ------------
                 Health Care: 3.41%
 2,400,000       Fisher Scientific Int'l,
                 Inc., 9.000%, due
                 02/01/08                        2,310,000
 2,300,000       Health Insurance Plan
                 Greater NY,
                 11.250%, due
                 07/01/10                        2,024,000
   878,049  (1)  Intracel, Secured
                 Note, 12.000%,
                 due 08/25/03                      219,512
 5,121,951  (1)  Intracel, Secured
                 Note, 12.000%,
                 due 08/25/03                    1,280,488
   184,074  (1)  Intracel, Senior
                 Promissory Note,
                 13.000%, due
                 05/27/00                          184,074
                                              ------------
                                                 6,018,074
                                              ------------
                 Homebuilding, Building Materials: 0.77%
 1,500,000       Engle Homes, Inc.
                 9.250%, due
                 02/01/08                        1,357,500
                                              ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund III

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                          Value
----------------------------------------------------------
                 Hotels, Motels & Inns: 2.40%
$2,000,000       Courtyard Marriott Ltd.,
                 10.750%, due
                 02/01/08                     $  1,975,000
 2,500,000       HMH Properties, Inc.,
                 7.875%, due
                 08/01/08                        2,262,500
                                              ------------
                                                 4,237,500
                                              ------------
                 Manufacturing: 2.28%
 1,000,000       Westinghouse Air
                 Brake Co., 9.375%,
                 due 06/15/05                    1,005,000
 3,000,000       Westinghouse Air
                 Brake Co., 9.375%,
                 due 06/15/05                    3,015,000
                                              ------------
                                                 4,020,000
                                              ------------
                 Oil & Gas: 2.16%
 2,900,000       Benton Oil + Gas Co.,
                 11.625%, due
                 05/01/03                        1,957,500
 3,000,000  @@   Northern Offshore
                 ASA, 10.000%, due
                 05/15/05                        1,845,000
                                              ------------
                                                 3,802,500
                                              ------------
                 Oil & Gas -- Refining &
                 Marketing: 0.99%
 1,748,000  @@   Derlan Manufacturing,
                 Inc., 10.000%, due
                 01/15/07                        1,734,890
                                              ------------
                 Paper & Forest Products: 1.49%
 2,500,000       SD Warren Co.,
                 12.000%, due
                 12/15/04                        2,628,125
                                              ------------
                 Printing & Publishing: 3.36%
 3,000,000       Garden State
                 Newspapers, Inc.,
                 8.625%, due
                 07/01/11                        2,760,000
 3,250,000       Mail Well I Corp.,
                 8.750%, due
                 12/15/08                        3,168,750
                                              ------------
                                                 5,928,750
                                              ------------
                 Restaurants: 1.31%
 2,500,000       Romacorp, Inc.,
                 12.000%, due
                 07/01/06                        2,312,500
                                              ------------
                 Retail: 1.44%
 2,750,000       Tuesday Morning
                 Corp., 11.000%, due
                 12/15/07                        2,543,750
                                              ------------
                 Shipping: 3.24%
$3,750,000  @@   Equimar Shipholdings
                 Ltd., 9.875%, due
                 07/01/07                     $  2,268,750
 4,500,000  #    Windsor Petroleum
                 Transportation Corp.,
                 7.840%, due
                 01/15/21                        3,442,500
                                              ------------
                                                 5,711,250
                                              ------------
                 Supermarket: 1.46%
 4,250,000       Richmont Marketing
                 Specialists, 10.125%,
                 due 12/15/07                    2,571,250
                                              ------------
                 Transportation (Air,
                 Bus, Rail): 2.90%
 2,000,000  #    Amtran, Inc., 10.500%,
                 due 08/01/04                    1,972,500
   278,363  #    Atlantic Coast Airlines,
                 7.970%, due
                 01/01/00                          279,755
 3,094,000  #    Atlantic Coast Airlines,
                 8.750%, due
                 01/01/07                        2,860,867
                                              ------------
                                                 5,113,122
                                              ------------
                 Utilities: 3.52%
 4,000,000       AES Corp., 10.250%,
                 due 7/15/06                     4,080,000
 2,000,000       Calpine Corp.,
                 10.500%, due
                 5/15/06                         2,130,000
                                              ------------
                                                 6,210,000
                                              ------------
                 Total Corporate Bonds
                 (Cost $172,962,987)           156,717,481
                                              ------------

Shares                                           Value
----------------------------------------------------------
PREFERRED STOCK: 0.71%
                 Finance, Insurance,
                 Banking: 0.71%
    27,500 (c)   Superior National
                 Capital Trust                   1,251,250
                                              ------------
                 Total Preferred Stock
                 (Cost $2,750,000)               1,251,250
                                              ------------
MUTUAL FUNDS: 1.03%
                 Finance, Insurance,
                 Banking: 1.03%
    19,380 ++    Pilgrim Prime Rate
                 Trust                             155,040
   204,500       Van Kampen Senior
                 Income Trust                    1,661,563
                                              ------------
                                                 1,816,603
                                              ------------
                 Total Mutual Funds
                 (Cost $1,861,236)               1,816,603
                                              ------------
Number of
Contracts                                        Value
----------------------------------------------------------
 @ WARRANTS/RIGHTS: 0.08%
                 Communications -- Internet: 0.00%
     1,000  #    Unifi Communications,
                 Inc.                         $          0
                                              ------------
                 Communications -- Wireless: 0.00%
     9,400  @@   Occidente Y Caribe
            #    Celular SA                              0
                                              ------------
                 Health Care: 0.02%
    32,711  (1)  Intracel                            4,089
   158,536  (1)  Intracel                           19,817
    31,815  (1)  Intracel                            3,977
    32,728  (1)  Intracel                                0
                                              ------------
                                                    27,883
                                              ------------
                 Manufacturing: 0.07%
     8,000  #    Terex Corp.                       116,000
                                              ------------
                 Oil & Gas: 0.00%
 1,500,000       Mexico (UTD MEX ST)                     0
                                              ------------
                 Retail: 0.00%
     4,999       Dairy Mart Convience
                 Stores                              2,989
                                              ------------
                 Total Warrants/Rights
                 (Cost $809,320)                   146,872
                                              ------------
                 Total Long-Term
                 Investments (Cost
                  $178,383,543)                159,932,206
                                              ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Yield
Fund III

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                           Value
----------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.25%
                 Repurchase Agreement: 7.25%
$12,777,000      State Street Bank and
                 Trust,
                 3.00% due 01/03/00
                 (Collateralized by
                 $12,985,000 U.S.
                 Treasury Notes, 6.625%
                 due 06/30/01, Market
                 Value $13,033,694)           $ 12,777,000
                 Total Short-Term
                 Investments (Cost
                 $12,777,000)                   12,777,000
                                              ------------
                 Total
                 Investments
                 (Cost
                 $191,160,543)*      97.96%    172,709,206
                 Other
                 Liabilities
                 and Assets, Net      2.04%      3,592,013
                                    ------    ------------
                 Net Assets         100.00%   $176,301,219
                                    ======    ============

@  -- Non-income producing security
@@ -- Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
(c) Convertible
++  Related Party
(1) Priced at fair value as determined by the Adviser and approved by the Board of Trustees.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                 Gross Unrealized
                 Appreciation                 $  1,336,546
                 Gross Unrealized
                 Depreciation                  (19,787,883)
                                              ------------
                 Net Unrealized
                 Depreciation                 $(18,451,337)
                                              ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Balance Sheet Opportunities
Fund

               PORTFOLIO OF INVESTMENTS as of December 31, 1999
--------------------------------------------------------------------------------
Shares                                           Value
----------------------------------------------------------
COMMON STOCKS: 49.58%
                 Automobiles: 2.05%
      6,000      Daimler Chrysler AG
                 Stuttgart                    $    469,500
      5,600      Ford Motor Co.                    299,250
                                              ------------
                                                   768,750
                                              ------------
                 Banks: 1.50%
      5,200      Citigroup, Inc.                   288,925
      3,500      Chase Manhattan Corp.             271,906
                                              ------------
                                                   560,831
                                              ------------
                 Beverages: 1.57%
      4,200      Anheuser-Busch Cos.,
                 Inc.                              297,675
      5,000      Coca-Cola Co.                     291,250
                                              ------------
                                                   588,925
                                              ------------
                 Broadcasting, Radio &
                 Television: 9.23%
     10,146 @    Clear Channel
                 Communications,
                 Inc.                              905,530
     21,632      Comcast Corp.                   1,093,768
     15,000 @    EchoStar
                 Communications
                 Corp.                           1,462,500
                                              ------------
                                                 3,461,798
                                              ------------
                 Capital Goods Manufacturing: 1.42%
     30,000      Westinghouse Air
                 Brake Co.                         532,500
                                              ------------
                 Communication
                 Services: 6.65%
     12,207      AT&T Corp.                        619,505
     22,700 @    AT&T Corp. - Liberty
                 Media Group                     1,288,225
      4,800      Bell Atlantic Corp.               295,500
      6,000      SBC Communications,
                 Inc.                              292,500
                                              ------------
                                                 2,495,730
                                              ------------
                 Computer Software: 0.93%
      3,000 @    Microsoft Corp.                   350,250
                                              ------------
                 Consumer Products: 1.47%
     60,000 @    Packaged Ice, Inc.                195,000
      8,700      Gillette Co.                      358,331
                                              ------------
                                                   553,331
                                              ------------
                 Consumer Staples: 0.65%
     11,000      Sara Lee Corp.                    242,688
                                              ------------
                 Diversified Manufacturing: 1.04%
     10,000      Tyco Int'l Ltd.              $    388,750
                                              ------------
                 Energy: 0.89%
     20,000 @    Global Marine, Inc.               332,500
                                              ------------
                 Entertainment/Film: 8.82%
      4,200      Gannett Co., Inc.                 342,563
     27,000      News Corp. Ltd.                 1,032,750
     10,000      Time Warner, Inc.                 724,375
     20,000 @    Viacom, Inc.                    1,208,750
                                              ------------
                                                 3,308,438
                                              ------------
                 Entertainment/Leisure: 0.83%
      6,500      Carnival Corp.                    310,781
                                              ------------
                 Financial: 3.05%
      1,900      American Express Co.              315,875
      2,800      American Int'l Group,
                 Inc.                              302,750
      4,300      Fannie Mae                        268,481
      5,500      Freddie Mac                       258,844
                                              ------------
                                                 1,145,950
                                              ------------
                 Food/Beverage/Tobacco: 0.75%
     11,150 @    International Fast Food
                 Corp.                               7,805
     11,800      Philip Morris Cos., Inc.          273,612
                                              ------------
                                                   281,417
                                              ------------
                 Healthcare: 0.50%
     30,000 @    HEALTHSOUTH Corp.                 161,250
    111,111 @(1) Intracel Corp.                     27,778
                                              ------------
                                                   189,028
                                              ------------
                 Insurance: 0.67%
     10,500      Allstate Corp.                    252,000
                                              ------------
                 Internet Services: 0.76%
      3,800 @    America Online, Inc.              286,663
                                              ------------
                 Retail: 0.47%
      5,000      Safeway, Inc.                     177,813
                                              ------------
                 Semiconductors: 1.68%
      4,000      Intel Corp.                       329,250
      3,100      Texas Instruments, Inc.           300,312
                                              ------------
                                                   629,562
                                              ------------
                 Telecommunications: 1.92%
     23,530 @    American Tower Corp.         $   719,136
      5,000 @@   Telecomunicacoes
                 Brasileiras SA                        78
                                              ------------
                                                  719,214
                                              ------------
                 Utilities: 2.73%
     16,000 @    Calpine Corp.                  1,024,000
                                              ------------
                 Total Common Stocks
                 (Cost $12,815,750)            18,600,919
                                              ------------
PREFERRED STOCKS: 9.50%
                 Broadcasting, Radio &
                 Television: 3.50%
     12,800 &    Paxson
                 Communications
                 Corp., 12.50%                   1,312,000
                                              ------------
                 Communications -- Wireless: 2.44%
     21,964 &#(1)Unisite, Inc., 8.50%              915,497
                                              ------------
                 Communications -- Wireline: 1.44%
      6,320 &    21st Century Telecom
                 Group, Inc., 13.75%               538,780
                                              ------------
                 Oil & Gas: 0.05%
      5,500 #    TCR Holding Corp.,
                 Class C Pfd.                           55
     14,500 #    TCR Holding Corp.,
                 Class D Pfd.                          145
     30,000 #    TCR Holding Corp.,
                 Class E Pfd.                          300
     10,000 #    TCR Holding Corp.,
                 Class B Pfd.                          100
     20,000 #    TransContinental
                 Refining Corp.                     18,660
                                              ------------
                                                    19,260
                                              ------------
                 Restaurants: 0.36%
     13,251      International Fastfood
                 Corp., 3.00%                      135,823
                                              ------------
                 Telecommunications: 1.71%
      5,000 @@   Telecomunicacoes
                 Brasileiras SA                    642,500
                                              ------------
                 Total Preferred Stocks
                 (Cost $4,208,963)               3,563,860
                                              ------------
MUTUAL FUNDS: 2.52%
                 Finance, Insurance & Banking: 2.52%
  118,000   ++   Pilgrim Prime Rate
                 Trust                             944,000
                                              ------------
                 Total Mutual Funds
                 (Cost $1,002,705)                 944,000
                                              ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Balance Sheet Opportunities
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                           Value
----------------------------------------------------------
CORPORATE BONDS: 28.46%
                 Broadcasting, Radio &
                 Television: 1.24%
   $500,000      Charter
                 Communication
                 Holdings LLC,
                 8.625%, due 4/01/09          $    465,000
                                              ------------
                 Cable Television: 4.06%
  1,500,000 @@   Star Choice
                 Communications,
                 Inc., 13.000%, due
                 12/15/05                        1,522,500
                                              ------------
                 Collateralized
                 Mortgage Obligations: 1.06%
    400,000      First Union National
                 Bank Commercial
                 Mortgage Trust,
                 7.390%, 1999 C4
                 Class A2
                 Commercial
                 Mortgage
                 Pass-Through, due
                 11/15/09                          397,867
                                              ------------
                 Communications -- Internet: 1.33%
    500,000      PSINET, Inc., 10.000%,
                 due 2/15/05                       497,500
                                              ------------
                 Communications -- Wireless: 2.66%
    500,000 #    Nextel
                 Communications
                 Inc., 9.375%, due
                 11/15/09                          493,750
    500,000      Crown Castle Int'l
                 Corp., 9.500%, due
                 8/01/11                           502,500
                                              ------------
                                                   996,250
                                              ------------
                 Communications -- Wireline: 2.64%
    500,000      Level 3
                 Communications,
                 Inc., 9.125%, due
                 5/01/08                           475,625
    500,000      Metromedia Fiber
                 Network, Inc.,
                 10.000%, due
                 11/15/08                          515,000
  2,000,000 (c)@ SA
            @@   Telecommunications,
            #    Inc., 10.000%, due
                 8/15/06                                 0
                                              ------------
                                                  990,625
                                              ------------
                 Finance & Banking: 4.17%
   $500,000      MBNA Master Credit
                 Card Trust 6.350%,
                 Series 1999 G Class
                 A, due 12/15/06              $    486,790
    400,000      Emergent Home Equity
                 Loan Trust 7.080%,
                 1997 Asset Backed
                 Note Class A 5, due
                 12/15/28                          394,469
    690,811      GMAC Commercial
                 Mortgage Security
                 Inc. 6.974%,
                 Mortgage Certificate
                 Series 99 C3 Class A
                 1 A, due 5/15/08                  681,905
                                              ------------
                                                 1,563,164
                                              ------------
                 Food/Beverage/Tobacco: 1.19%
    500,000 @@   Fage Dairy Industries
                 SA, 9.000%, due
                 2/01/07                           447,500
                                              ------------
                 Industrial and Commercial
                 Services: 4.16%
    400,000      Albertsons, Inc.,
                 7.450%, due 8/01/29               382,488
    499,785      Continental Airlines
                 Pass-Through Trust,
                 6.545%, 1999 Class
                 A due 2/2/19                      442,969
    200,000      Deeptech Int'l,
                 12.000%, due
                 12/15/00                          204,370
    500,000      News America
                 Holdings Inc.,
                 8.875%, due 4/26/23               532,590
                                              ------------
                                                 1,562,417
                                              ------------
                 Oil & Gas: 1.90%
    750,000 @@   Hurricane
                 Hydrocarbons,
                 11.750%, due
                 11/01/04                          393,750
    571,781 #    Orion Refining Corp.,
                 10.000%, due
                 11/15/04                          317,339
                                              ------------
                                                   711,089
                                              ------------
                 Services: 1.19%
    500,000 @#   Allied Waste North
                 America, Inc.,
                 10.000%, due
                 8/01/09                           447,500
                                              ------------
                 Shipping: 1.61%
 $1,000,000 @@   Equimar Shipholdings
                 Ltd., 9.875%, due
                 7/01/07                      $    605,000
                                              ------------
                 Telecommunications: 1.25%
    490,000      Motorola, Inc., 6.50%,
                 due 9/01/25                       471,419
                                              ------------
                 Total Corporate Bonds
                 (Cost $14,151,898)             10,677,831
                                              ------------
 U.S. GOVERNMENT AND AGENCIES: 7.49%
                 Financial: 7.49%
    300,000      United States Treasury
                 Bonds, 5.250%, due
                 2/15/29                           248,166
    600,000      United States Treasury
                 Notes, 5.750%, due
                 8/15/03                           587,898
  1,200,000      United States Treasury
                 Notes, 4.750%, due
                 11/15/08                        1,058,568
                                              ------------
                                                 1,646,466
                                              ------------
  1,000,000      Federal Home Loan
                 Bank, 5.863%, due
                 4/22/09                           917,030
                                              ------------
                 Total U.S. Government
                 and Agencies (Cost
                 $2,860,114)                     2,811,662
                                              ------------

Pilgrim
Balance Sheet Opportunities
Fund

         PORTFOLIO OF INVESTMENTS as of December 31, 1999 (Continued)
--------------------------------------------------------------------------------
Number of
Contracts                                        Value
----------------------------------------------------------
WARRANTS: 0.56%
                 Cable Television: 0.24%
     34,740 @    Star Choice
                 Communications,
                 Inc.                         $    121,590
                                              ------------
                 Communications --
                 Wireless: 0.00%
        500 @#   Iridium LLC Capital
                 Corp.                                   5
                                              ------------
                 Communications --
                 Wireline: 0.27%
      5,000 @#   21st Century Telecom
                 Group, Inc.                       101,250
      1,000 @#   UNIFI
                 Communications,
                 Inc.                                    0
                                              ------------
                                                   101,250
                                              ------------
                 Consumer Products: 0.05%
        500 @#   Packaged Ice, Inc.                 18,500
                                              ------------
                 Services: 0.00%
      3,500 @
            @@   ICF Kaiser Int'l, Inc.                 35
                                              ------------
                 Total Warrants
                 (Cost $50,507)                    241,380
                                              ------------
                 Total Long-Term
                 Investments
                 (Cost $35,089,937)             36,839,652
                                              ------------
Principal
Amount                                           Value
----------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.53%
                 Repurchase Agreement: 2.53%
  $ 950,000      State Street Bank & Trust
                 3.000% due 01/03/00
                 (Collateralized by $910,000
                 U.S. Treasury Notes,
                 8.750% due 11/15/08,
                 Market Value $973,700)       $    950,000
                                              ------------
                 Total Short-Term
                 Investments (Cost
                 $950,000)                         950,000
                                              ------------
                 Total Investments
                 (Cost
                 $36,039,937):       100.63%    37,789,652
                 Other Liabilities
                 and Assets, Net      -0.63%      (270,493)
                                     ------   ------------
                 Net Assets          100.00%  $ 37,519,159
                                     ======   ============

@  -- Non-income producing security
@@ -- Foreign Issuer
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(c) Convertible
++  Related party
&   Payment in-kind security
(1) Priced at fair value as determined by the Adviser and approved by the Board of Trustees.
* Cost for federal income tax purposes is $36,048,162. Net unrealized appreciation consists of:

                 Gross Unrealized
                 Appreciation                 $  8,454,760
                 Gross Unrealized               (6,713,270)
                 Depreciation                 ------------
                 Net Unrealized Appreciation  $  1,741,490
                                              ============

                 See Accompanying Notes to Financial Statements

                                                             Investment Manager
                                                          Pilgrim Advisors, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                     Distributor
                                                        Pilgrim Securities, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                  Transfer Agent
                                                               DST Systems, Inc.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368


                                                                       Custodian
                                                     State Street Bank and Trust
                                                                1 Heritage Place
                                                          North Quincy, MA 02171


                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006


                                                            Independent Auditors
                                                      PricewaterhouseCoopers LLP
                                                     1177 Avenue of the Americas
                                                              New York, NY 10036

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.


NORANN1299-022900